    As filed with the Securities and Exchange Commission on April 26, 2001


                                                      Registration Nos. 33-37883
                                                                        811-6231
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|
                       POST-EFFECTIVE AMENDMENT No. 15                       |X|
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|
                              AMENDMENT No. 17                               |X|
                        (Check appropriate box or boxes)


                            ------------------------

                                GIAC FUNDS, INC.
                                    Formerly
                                 GBG FUNDS, INC.
                                    formerly
                     BAILLIE GIFFORD INTERNATIONAL FUND, INC
               (Exact Name of Registrant as Specified in Charter)

                 C/O THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                      7 HANOVER SQUARE, NEW YORK, NEW YORK            10004
                    (Address of Principal Executive Offices)        (Zip Code)
                  Registrant's Telephone Number: (212) 598-8259

                            ------------------------


                          Richard T. Potter, Jr., Esq.
                           c/o The Guardian Insurance
                             & Annuity Company, Inc
                                7 Hanover Square
                            New York, New York 10004
                    (Name and Address of Agent for Service)


                            ------------------------

      It is proposed that this filing will become effective (check appropriate box):



            |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2001 pursuant to paragraph (b) of Rule 485
            |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485 |_| on (date) pursuant to paragraph (a)(1) of Rule 485
            |_| 75 days after filing pursuant to paragraph (a)(2) of Rule 485 |_| on (date) pursuant to paragraph (a)(2) of Rule 485.



      If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

================================================================================

PROSPECTUS

May 1, 2001


BAILLIE GIFFORD
INTERNATIONAL
FUND

INVESTMENT OBJECTIVE

BAILLIE GIFFORD INTERNATIONAL FUND seeks long-term capital appreciation. Income is not a specific objective, although it is anticipated that long-term capital appreciation will be accompanied by dividend income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

BAILLIE GIFFORD INTERNATIONAL FUND                                 PROSPECTUS  1

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the value of the Fund's net assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies domiciled outside of the United States. Convertible securities are described in the section called Risks and special investment techniques.


The Fund does not usually focus its investments in a particular industry or country. There are no limitations on how much money the Fund can invest in any one country. Up to 10% of the Fund's total assets may be invested in countries in emerging markets when the investment adviser believes it would be appropriate to do so. A significant part of the Fund's assets will normally be divided among Continental Europe, the United Kingdom, Japan and Asia (including Australia and New Zealand).


PRINCIPAL COUNTRIES
A significant part of the Fund's
assets will normally be divided
among Continental Europe, the
United Kingdom, Japan and
Asia (including Australia and
New Zealand). [SIDEBAR]

The adviser's investment philosophy is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

The adviser's investment style primarily uses a bottom-up, stock driven approach to country and asset allocation, with the objective to select stocks that can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened first for quality and then for value. The adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach toward shareholders. The main fundamental factors the adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.

To determine how to allocate its assets geographically, the Fund constantly evaluates economic, market and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments and political and social conditions.

The Fund invests its assets primarily in large, well-established companies, but will also invest in smaller and newer companies.

The Fund may also invest in foreign issuers through American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or similar investment vehicles. To attempt to manage the risk of changes in currency exchange rates, the Fund may use special investment techniques, such as forward foreign currency exchange contracts. These securities are described in Risks and special investment techniques.

 2 PROSPECTUS                                 BAILLIE GIFFORD INTERNATIONAL FUND

As a temporary defensive measure, if the Fund's adviser believes investing in foreign equity securities is too risky, the Fund may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investments could decline so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. These include the risk that share prices of the securities in its portfolio can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Since most of the securities in the Fund's portfolio are invested abroad, you face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund's investments in smaller, newer companies may involve additional risks such as limited financial resources, product lines and markets, and greater volatility.

To the limited extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

For more information on stock market risks, foreign investment risk, and emerging market risk see the section called Risks and special investment techniques.

BAILLIE GIFFORD INTERNATIONAL FUND                                 PROSPECTUS  3

HOW THE FUND HAS PERFORMED

The bar chart and table below provide some indication of the risks of investing in the Fund by showing how its performance has varied from year to year since it was launched on February 8, 1991. Past results do not necessarily indicate how the Fund will perform in the future. The returns in the chart do not include the effect of charges and expenses attributable to the variable products that offer this fund as an investment option. If the effect of the charges and expenses were reflected, returns would be lower than those shown.

YEAR-BY-YEAR RETURNS

TOTAL RETURNS (for years ended December 31)
[TOTAL RETURNS BAR CHART]


1992                                                                             -8.90
1993                                                                             34.04
1994                                                                              0.87
1995                                                                             11.23
1996                                                                             15.41
1997                                                                             11.93
1998                                                                             21.17
1999                                                                             39.11
2000                                                                            -20.00


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
27.00% for the quarter ended
December 31, 1999.

WORST QUARTER
(14.65)% for the quarter ended
September 30, 1998. [SIDEBAR]

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1 and 5-year periods and since inception through December 31, 2000. It compares the Fund's performance with the Morgan Stanley Capital International (MSCI) Index for Europe, Australia, and Far East (EAFE), an index that is generally considered to be representative of international stock market activity. Past results do not necessarily indicate how the Fund will perform in the future.


                                                                  SINCE
                                             1 YEAR   5 YEARS   INCEPTION
-------------------------------------------------------------------------
Baillie Gifford International Fund           -20.00%   11.76%     11.74%
-------------------------------------------------------------------------
MSCI (EAFE) Index                            -13.96%    3.69%      8.30%
-------------------------------------------------------------------------


 4 PROSPECTUS                                 BAILLIE GIFFORD INTERNATIONAL FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Fund's advisers expect to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- a stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

FOREIGN MARKET RISKS

Investing in foreign securities, particularly those of emerging markets (see the section called Emerging market risk below), involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund in which you have invested may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

BAILLIE GIFFORD INTERNATIONAL FUND                                 PROSPECTUS  5

Many countries in which the Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact the Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

EMERGING MARKET RISK

Emerging market countries may have higher relative rates of inflation than developed countries, and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of the Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk of currency depreciation or devaluation relative to the

 6 PROSPECTUS                                 BAILLIE GIFFORD INTERNATIONAL FUND

U.S. dollar, which could adversely affect any investment made by the Fund.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for the Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, which increases the risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. If this happens, the Fund may ask the Securities and Exchange Commission for permission to suspend the sale of the Fund's shares during the emergency. Prior to receipt of the SEC's determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by, or under the direction of, the Directors.

SMALL COMPANY RISKS

To the extent that the Fund invests in smaller companies, you face additional risks. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

DIVERSIFICATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in response to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments and may borrow up to 20% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

PORTFOLIO TURNOVER


Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Historically, the Fund has not had a high portfolio turnover;


BAILLIE GIFFORD INTERNATIONAL FUND                                 PROSPECTUS  7
however, the portfolio manager will buy and sell securities as it deems necessary in an attempt to maximize returns.

SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes. When the Fund borrows for any purpose, it will maintain assets in a segregated account to cover its repayment obligation. The Fund may commit up to 20% of its total assets to borrowings.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these

 8 PROSPECTUS                                 BAILLIE GIFFORD INTERNATIONAL FUND
contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limits for the Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investment in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, indices of securities or financial futures contracts within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the adviser misjudges the direction of the market for a security, the Fund could lose money by using options - more money than it would have lost by investing directly in the security.

BAILLIE GIFFORD INTERNATIONAL FUND                                 PROSPECTUS  9

PRIVATIZATIONS

Some foreign governments have begun programs to divest all or part of their interests in government owned or controlled enterprises. These programs are known as privatizations. Investing in these enterprises may offer significant opportunities for capital appreciation. However, foreign investors such as the Fund may be limited to terms less advantageous than those offered to local investors. There is no assurance that foreign governments will continue to privatize enterprises, or that these programs will be successful.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

 10 PROSPECTUS                                BAILLIE GIFFORD INTERNATIONAL FUND

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

The adviser for the Fund is Guardian Baillie Gifford Limited (GBG), an investment management company based in Edinburgh, Scotland. It is responsible for the overall investment management of the Fund, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by Baillie Gifford Overseas Limited (BG Overseas), which is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. BG Overseas is the sub-adviser for the Fund. GBG is a member of and regulated by IMRO, an international regulator of investment advisory firms. GBG, BG Overseas and Baillie Gifford & Co. are all located at 1 Rutland Court, Edinburgh, EH3 8EY.

The adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GBG a fee at the annual rate of 0.80% of average net assets.

PORTFOLIO MANAGER

R. Robin Menzies has been in charge of the geographical diversification of the International Fund's assets since its inception in 1993. Investment teams at BG Overseas make the securities selections for the International Fund, and an investment policy committee of the firm reviews geographical allocations and presents recommendations to Mr. Menzies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co.

BAILLIE GIFFORD INTERNATIONAL FUND                                PROSPECTUS  11

BUYING AND SELLING FUND SHARES


YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.


The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make such payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:


- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.


OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time

If we reject a transfer, we will not process either the sale or purchase side of the request. [SIDEBAR]



See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.


                                     SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current NAV. Securities traded on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Fund's shares may change on days when GIAC will not be able to purchase or redeem the Fund's shares on behalf of contractowners.

NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.

The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. Short-term securities

 12 PROSPECTUS                                BAILLIE GIFFORD INTERNATIONAL FUND
that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.


The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment company taxable income or net capital gains which it distributes to shareholders. The Fund intends to distribute all such income and gains.



Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.


The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may

BAILLIE GIFFORD INTERNATIONAL FUND                                PROSPECTUS  13
withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 14 PROSPECTUS                                BAILLIE GIFFORD INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                 FOR THE YEAR ENDED DECEMBER 31
                                                ----------------------------------------------------------------
                                                  2000          1999          1998          1997          1996
                                                --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period              $26.78        $20.92        $18.27        $17.26        $15.37
                                                --------      --------      --------      --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.03          0.10          0.13          0.15          0.15
Net Gains or Losses on Securities (both
  realized and unrealized)                         (5.39)         7.86          3.73          1.91          2.21
                                                --------      --------      --------      --------      --------
Total from Investment Operations                   (5.36)         7.96          3.86          2.06          2.36
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                --         (0.09)        (0.11)        (0.15)        (0.14)
Distributions in excess of Net Investment
  Income                                              --         (0.01)        (0.01)        (0.15)        (0.10)
Distributions (from Capital Gains)                 (5.18)        (2.00)        (1.09)        (0.75)        (0.23)
                                                --------      --------      --------      --------      --------
Total Distributions                                (5.18)        (2.10)        (1.21)        (1.05)        (0.47)
                                                --------      --------      --------      --------      --------
Net Asset Value, End of Period                    $16.24        $26.78        $20.92        $18.27        $17.26
                                                --------      --------      --------      --------      --------
Total Return                                      (20.00)%      39.11%        21.17%        11.93%        15.41%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)       $570,284      $933,544      $680,290      $534,711      $456,203
Ratio of Expenses to Average Net Assets            0.97%         0.96%         0.98%         0.97%         0.98%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                               0.12%         0.40%         0.55%         0.74%         0.94%
Portfolio Turnover Rate                              55%           52%           47%           51%           38%


BAILLIE GIFFORD INTERNATIONAL FUND                                PROSPECTUS  15

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report will be mailed to that address unless you instruct us otherwise.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services Corporation at 7 Hanover Square, New York, New York 10004.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-6231

 16 PROSPECTUS                                BAILLIE GIFFORD INTERNATIONAL FUND

PROSPECTUS

May 1, 2001


BAILLIE GIFFORD
EMERGING MARKETS
FUND

INVESTMENT OBJECTIVE

BAILLIE GIFFORD EMERGING MARKETS FUND
seeks long-term capital appreciation.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  1

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
At least 65% of the value of the Fund's total assets is invested in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets. Convertible securities are described in the section called Risks and special investment techniques.


The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as countries which are classified by the United Nations as developing. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.


EMERGING MARKETS
The Fund defines an emerging
market country as one whose
economy or markets are
considered by the International
Finance Corporation and the
World Bank to be emerging or
developing, as well as countries
which are classified by the
United Nations as developing.
An emerging market company
is one that is organized under
the laws of, or has its principal
office in, an emerging market
country; derives 50% or more
of its revenue from goods
produced, services performed
or sales made in emerging
market countries; or for which
the principal securities market
is located in an emerging
market country. [SIDEBAR]

The Fund expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Botswana, Bulgaria, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Venezuela, and Zimbabwe. The Fund's investment adviser determines the universe of emerging market countries, and this list may change based on the adviser's assessment of a country's suitability for investment.

The adviser's investment philosophy is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

The adviser's investment style primarily uses a bottom-up, stock driven approach to country and asset allocation, with the objective to select stocks that can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened first for quality and then for value. The adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach towards shareholders. The main fundamental factors the adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.

 2 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND

Some of the Fund's investments will be in smaller and newer companies in emerging market countries. In addition, up to 35% of the Fund's net assets may be invested in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. The Fund will invest in emerging market debt securities when the investment adviser believes that debt is more attractive than an equity investment in the same country, taking into account the risk and reward prospects of each type of investment.

Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment grade (commonly referred to as junk bonds). No more than 10% of the Fund's assets will be invested in below investment grade securities.

Some emerging market countries do not allow foreign companies, such as the Fund, to buy stocks and bonds in their countries. Purchases have to be made through government-authorized investment companies, sometimes at a price that exceeds the value of these securities. In these cases, you would bear higher expenses. The Fund may invest up to 10% of its total assets in these kinds of companies.

SPECIAL RISKS
Emerging markets present
special risks in addition to the
general risks of investing
abroad. These risks include
greater political and economic
instability, greater volatility in
currency exchange rates, less
developed securities markets
and possible trade barriers. [SIDEBAR]

The Fund may also hold cash in U.S. dollars or foreign currencies and may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), or similar investment vehicles. To attempt to protect against adverse changes in currency exchange rates, it may also use special investment techniques such as forward foreign currency exchange contracts. For more information, see Risks and special investment techniques.

As a temporary defensive strategy, the Fund may significantly change its portfolio if the adviser believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Fund may acquire foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent the Fund assumes a temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investments could decline so you could lose money. An investment in this Fund is considered speculative because investing in emerging markets is riskier than investing in more developed markets.

There are several risks associated with investing in the Emerging Markets Fund. The Fund invests primarily in equity securities and is therefore subject to the general risks of investing in stock markets.

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  3

Since most of the securities in the Fund's portfolio are invested abroad, you face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Emerging markets present special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund will invest in some companies with small market capitalization, exposing you to the risks of investing in small companies, such as limited financial resources, product lines and markets, and greater volatility. With respect to the 35% of the Fund's net assets that may be invested in debt securities, you face risks associated with the debt markets. Debt securities of emerging market companies are particularly subject to credit risk (the risk that the borrower will fail to repay principal and interest when due). Emerging market debt is generally more volatile and less liquid than debt issued in more developed countries. As with all debt securities, you will also be subject to interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates). Finally, since debt securities issued in emerging markets are often rated below investment grade, you will have exposure to the risks of investing in junk bonds, including the risk that the bonds will be more sensitive to adverse economic conditions.

More detailed information about the stock market risk, foreign investment risk, including the particular risks of emerging markets, small company risk, and the risks of investing in debt securities, including junk bonds, appears in the section called Risks and special investment techniques.

 4 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND

HOW THE FUND HAS PERFORMED



The bar chart and table below provide some indication of the risks of investing in the Fund by showing how its performance has varied since it was launched on October 17, 1994. This performance information does not reflect separate account or variable insurance contract fees or charges. If these fees and charges were reflected, the Fund's returns would be less than those shown. Past results do not necessarily indicate how the Fund will perform in the future.


YEAR-BY-YEAR RETURNS

TOTAL RETURNS

(for years ended December 31)
[TOTAL RETURNS BAR CHART]


1995                                                                             -0.60
1996                                                                             24.59
1997                                                                              1.97
1998                                                                            -26.77
1999                                                                             72.26
2000                                                                            -27.81


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
36.76% for the quarter ended
December 31, 1999.

WORST QUARTER
(22.64)% for the quarter ended
September 30, 1998. [SIDEBAR]


Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.


AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the one and five-year periods and since inception on October 17, 1994 through December 31, 2000. It compares the Fund's performance with Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, an index that is generally considered to be representative of the stock market activity of emerging markets. Past results do not necessarily indicate how the Fund will perform in the future.


                                                                  SINCE
                                            1 YEAR    5 YEARS   INCEPTION
-------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund       -27.81%     2.98%      0.22%
-------------------------------------------------------------------------
MSCI (EMF) Index                            -28.84%    -3.28%     -6.08%
-------------------------------------------------------------------------


BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  5

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's advisers expect to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- a stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

SMALL COMPANY RISKS

An investment in the Fund exposes you to the risks of investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

DEBT RISKS

You could lose money in connection with the Fund's debt investments, or the Fund's performance could fall below that of other possible investments for the following reasons:

Interest rate risk

The value of the debt obligations in the Fund may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the prices of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect the Fund's performance.

 6 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND

Credit risk

Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.

Prepayment and extension risk

There is also the possibility that a debt security is repaid before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.

Manager's selection risk

The investment adviser's judgment about the value or potential appreciation of a particular bond may prove to be incorrect.

JUNK BOND RISK

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them. To the extent the Fund's portfolio is more heavily weighted toward investment in investment grade securities of lower quality, similar issues arise.

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for the Fund to sell these securities at the time it sees fit.

Junk bonds usually pay a higher interest rate than investment grade bonds, but also involve greater risks. You could lose money in

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  7
connection with the Fund's investments in junk bonds, or the Fund's performance could fall below that of other possible investments, because junk bonds:

- are speculative and have a higher risk of default

- tend to react more to changes in interest rates than higher-rated securities

- tend to be less liquid, and may be more difficult to value

- are issued by entities whose ability to make principal and interest payments is more likely to be affected by changes in economic conditions or other circumstances.

FOREIGN MARKET RISKS

Investing in foreign securities, particularly those of emerging markets (see the section called Emerging market risk below), involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund in which you have invested may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

Many countries in which the Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

 8 PROSPECTUS                              BAILLIE GIFFORD EMERGING MARKETS FUND

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact the Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

EMERGING MARKET RISK

Emerging market countries may have higher relative rates of inflation than developed countries, and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of the Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by the Fund.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for the Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, which increases the risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. If this happens, the Fund

BAILLIE GIFFORD EMERGING MARKETS FUND                              PROSPECTUS  9
may ask the Securities and Exchange Commission for permission to suspend the sale of the Fund's shares during the emergency. Prior to receipt of the SEC's determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by, or under the direction of, the Board of Directors.

DIVERSIFICATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in order to try to respond to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments, and may borrow up to 20% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

PORTFOLIO TURNOVER


Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Historically, the Fund has not had a high portfolio turnover; however, the portfolio manager will buy and sell securities as it deems necessary in an attempt to maximize returns.


SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Fund may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to some of the same risks as direct investment in foreign securities.

BORROWING

The Fund may borrow money for temporary emergency purposes. When the Fund borrows for any purpose, it will maintain assets in a segregated account to cover its repayment obligation. The Fund may commit up to 20% of its total assets to borrowings.

 10 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

FINANCIAL FUTURES CONTRACTS

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limits for the Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Directors, they may be purchased without regard to the illiquidity

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  11
limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

OPTIONS

The Fund may purchase or sell options to buy or sell securities, indices of securities or financial futures contracts within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future.

The Fund may, but is not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the adviser misjudges the direction of the market for a security, the Fund could lose money by using options -- more money than it would have lost by investing directly in the security.

PRIVATIZATIONS

Some foreign governments have begun programs to divest all or part of their interests in government owned or controlled enterprises. These programs are known as privatizations. Investing in these enterprises may offer significant opportunities for capital appreciation. However, foreign investors such as the Fund may be limited to terms less advantageous than those offered to local investors. There is no assurance that foreign governments will continue to privatize enterprises, or that these programs will be successful.

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

 12 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  13

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

The adviser for the Fund is Guardian Baillie Gifford Limited (GBG), an investment management company based in Edinburgh, Scotland. It is responsible for the overall investment management of the Fund, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by Baillie Gifford Overseas Limited (BG Overseas), which is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom.

It is one of the largest independently owned investment management firms in the U.K. BG Overseas is the sub-adviser for the Fund. GBG is a member of and regulated by IMRO, an international regulator of investment advisory firms. GBG, BG Overseas and Baillie Gifford & Co. are all located at 1 Rutland Court, Edinburgh, EH3 8EY.

The adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GBG a fee at the annual rate of 1.00% of average net assets.

PORTFOLIO MANAGER

Edward Hocknell has been in charge of the geographical diversification of the Emerging Markets Fund's assets since its inception. Investment teams at BG Overseas make the securities selections for the Fund, and an investment policy committee at the firm reviews geographical allocations and presents recommendations to Mr. Hocknell. Mr. Hocknell is a director of BG Overseas, and became partner of Baillie Gifford & Co. in May 1998. He has been with Baillie Gifford & Co. since 1992.

 14 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

BUYING AND SELLING FUND SHARES


YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.

The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC and in any event, the Fund will make such payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:

- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.


OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time
If we reject a transfer, we will not process either the sale or purchase side of the request. [SIDEBAR]


SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current NAV. Securities traded on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Fund's shares may change on days when GIAC will not be able to purchase or redeem the Fund's shares on behalf of contractowners.

NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.

The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  15

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.


The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment company taxable income or net capital gains which it distributes to shareholders. The Fund intends to distribute all such income and gains.



Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10 - 15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.


The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 16 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund over the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                                 FOR THE YEAR ENDED DECEMBER 31
                                                   -----------------------------------------------------------
                                                    2000         1999         1998         1997         1996
                                                   -------      -------      -------      -------      -------
Net Asset Value, Beginning of Period                $12.73        $7.39       $10.17       $10.54        $8.46
                                                   -------      -------      -------      -------      -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income/(Loss)                         (0.04)        0.01         0.09         0.09         0.07
Net Gains or Losses on Securities
  (both realized and unrealized)                     (3.50)        5.33        (2.81)        0.12         2.01
                                                   -------      -------      -------      -------      -------
Total from Investment Operations                     (3.54)        5.34        (2.72)        0.21         2.08

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                  --           --           --        (0.06)          --
Distributions (from Capital Gains)                   (0.17)          --           --        (0.33)          --
Distributions in excess of Net Capital Gains            --           --           --        (0.19)          --
Tax return of capital                                   --           --        (0.06)          --           --
                                                   -------      -------      -------      -------      -------
Total Distributions                                  (0.17)          --        (0.06)       (0.58)          --
                                                   -------      -------      -------      -------      -------
Net Asset Value, End of Period                       $9.02       $12.73        $7.39       $10.17       $10.54
                                                   -------      -------      -------      -------      -------
Total Return                                       (27.81)%      72.26%      (26.77)%       1.97%       24.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)          $58,636      $92,256      $50,664      $87,014      $67,062
Ratio of Expenses to Average Net Assets              1.38%        1.44%        1.49%        1.40%        1.53%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                               (0.22)%        0.12%        1.16%        0.76%        0.85%
Portfolio Turnover Rate                                95%          96%          69%          64%          46%


BAILLIE GIFFORD EMERGING MARKETS FUND                             PROSPECTUS  17

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report will be mailed to that address, unless you instruct us otherwise.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services Corporation at 7 Hanover Square, New York, New York 10004.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-6231

 18 PROSPECTUS                             BAILLIE GIFFORD EMERGING MARKETS FUND

PROSPECTUS

May 1, 2001


THE GUARDIAN

SMALL CAP STOCK FUND

INVESTMENT OBJECTIVE

THE GUARDIAN SMALL CAP STOCK FUND seeks long-term growth of capital. Current income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.
------------------------------------------------------------------------------

AVAILABILITY OF THE FUND

Shares of the Fund are offered to the public only through ownership of variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc.

   AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
   COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S
   SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS
   PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE
   TO STATE OTHERWISE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  1

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 85% of the value of the Fund's total assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies with a small market capitalization. Companies with a small market capitalization or value refer to companies included in the Russell 2000 Index. The index excludes the 1,000 largest U.S. companies in market capitalization, but includes the next 2,000 largest companies. As of December 31, 2000, the companies included in this index had market values ranging from $1.16 million to $4 billion. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. Convertible securities are described in the section called Risks and special investment techniques.


SMALL MARKET
CAPITALIZATION
Companies with a small
market capitalization or value
refer to companies included in
the Russell 2000 Index. The
index excludes the 1,000 largest
U.S. companies in market
capitalization, but includes the
next 2,000 largest companies.
As of December 31, 2000, the
companies included in this
index had market values
ranging from $1.16 million
to $4 billion. A company's
"market capitalization" is
determined by multiplying
the current market price of
a share of the company's
stock by the total number
of shares outstanding. [SIDEBAR]

The Fund's adviser, Guardian Investor Services Corporation (GISC), uses a stock selection system to identify securities that represent good relative value and have reasonable prospects of superior relative price gain. This system uses several quantitative models that score each security considered for purchase or sale. In making investment decisions, GISC will also take into account the risk-reward prospects for each security and the portfolio manager's judgment about the outlook for specific industries, companies and the economy.

GISC uses a flexible approach in managing the Fund's portfolio. GISC considers factors in analyzing potential investments that vary over time and among different issuers. In selecting the Fund's investments, GISC evaluates the business fundamentals of small cap companies, including among other things each company's operating history and product lines.

The Small Cap Stock Fund may invest up to 15% of its total assets in securities issued by companies in operation for less than three years.

The Fund may also invest a total of 15% of its assets in foreign securities. Of this amount, the Fund may invest up to 10% of its net assets in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. In addition, the Fund may invest the remaining 5% of its net assets in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates. For more information on ADRs, GDRs, EDRs and forward foreign currency exchange contracts, see Risks and special investment techniques.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. To the extent the Fund assumes a

 2 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND
temporary defensive position, it may not pursue its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. Because it invests in equity securities, the Fund is subject to the general risks of investing in stock markets which include the risk that share prices of the securities in its portfolio can be driven up or down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets and a small number of individuals in company management. These securities also trade less frequently and have more dramatic price fluctuations.

With respect to the 15% of net assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

Equity risk, small company risk and foreign investment risk are all described in detail in Risks and special investment techniques.

HOW THE FUND HAS PERFORMED

The bar chart and table below provides some indication of the risks of investing in the Fund by showing how its performance has varied since public offering commenced on July 16, 1997. The returns in the chart do not include the effect of charges and expenses attributable to the variable products that offer this fund as an investment option. If the effect of the charges and expenses were reflected, returns would be lower than those shown. Past results do not necessarily indicate how the Fund will perform in the future.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  3

YEAR-BY-YEAR RETURNS

TOTAL RETURNS

(Years ended December 31)
[TOTAL RETURNS BAR CHART]


1998                                                                             -5.75
1999                                                                             35.04
2000                                                                             -3.38


HIGHEST AND LOWEST
QUARTERS
During the period shown in
the bar chart, the highest and
lowest returns, respectively,
for a quarter were:

BEST QUARTER
38.58% for the quarter ended
December 31, 1999.

WORST QUARTER
(25.70)% for the quarter ended
September 30, 1998. [SIDEBAR]

Please refer to the prospectus for the variable annuity contract or variable life insurance policy that offers the Fund to learn about expenses that will affect your return.

AVERAGE ANNUAL TOTAL RETURNS

This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the one-year period and since inception through December 31, 2000. It compares the Fund's performance with the Russell 2000 Index, an index that is generally considered to be representative of small capitalization issuers in the U.S. stock market. Past results do not necessarily indicate how the Fund will perform in the future.


                                                            SINCE INCEPTION
                                             1 YEAR         (JULY 16, 1997)
---------------------------------------------------------------------------
The Guardian Small Cap Stock Fund            -3.38%                  10.47%
---------------------------------------------------------------------------
Russell 2000 Index                           -2.92%                   6.44%
---------------------------------------------------------------------------


 4 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in the Fund. In this section of the prospectus, we also describe the risks in more detail, as well as some of the special investment techniques the Fund's advisers expect to use.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS

You could lose money in connection with the Fund's equity investments, or the Fund's performance could fall below that of other possible investments, if any of the following occurs:

- a stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

SMALL COMPANY RISKS

In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

FOREIGN MARKET RISKS

Investing in foreign securities involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  5

You could lose money on your investment, or the Fund in which you have invested may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

Many countries in which the Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the United States. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or enforce a judgment against the issuer.

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact the Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

 6 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND

DIVERSIFICATION RISK

In order to meet the Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

TEMPORARY DEFENSIVE POSITION

The Fund may take a temporary defensive position in order to try to respond to emergency or extraordinary circumstances. The Fund may invest in debt obligations or cash instruments, and may borrow up to 33 1/3% of the value of its total assets. While this strategy may avoid losses for the Fund, it may also result in lost investment opportunities.

PORTFOLIO TURNOVER


Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Historically, the Fund has not had a high portfolio turnover; however, the portfolio manager will buy and sell securities as it deems necessary in an attempt to maximize returns.


SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) AND GLOBAL DEPOSITARY RECEIPTS (GDRS)

The Funds may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING

The Funds may borrow money for temporary emergency purposes, and some Funds may borrow as part of their investment strategies. When a Fund borrows for any purpose, it will maintain assets in a segregated account to cover its repayment obligation. The Fund may commit up to 33 1/3% of its total assets to borrowings.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  7
number of another security (usually common shares) at a predetermined price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may use forward foreign currency exchange contracts to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the adviser's ability to predict how the U.S. dollar will fare against the foreign currency. The Fund uses these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements that mature in more than seven days, certain variable rate master demand notes, and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect the Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limits for the Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Fund as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Fund typically treats commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

MONEY MARKET INSTRUMENTS

From time to time, the Fund may invest a portion of its assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Fund for cash management or temporary defensive purposes.

 8 PROSPECTUS                                  THE GUARDIAN SMALL CAP STOCK FUND

REPURCHASE AGREEMENTS

In a repurchase agreement transaction, the Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Directors. The Fund may use repurchase agreements for cash management or temporary defensive purposes.

SECURITIES LENDING

The Fund may lend its portfolio securities to securities dealers, banks and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. The Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of the Fund's total assets.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Fund engages in these transactions to acquire securities that are appropriate for its portfolio at favorable prices or yields. It does not engage in these transactions to speculate on interest rate changes.

OTHER

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent and when consistent with its investment objectives or regulatory and federal tax considerations.

THE GUARDIAN SMALL CAP STOCK FUND                                  PROSPECTUS  9

FUND MANAGEMENT

THE MANAGEMENT and affairs of the Fund are supervised by its Board of Directors.

THE FUND'S INVESTMENT ADVISER

Guardian Investor Services Corporation (GISC) is the adviser for the Fund. GISC is wholly owned by The Guardian Life Insurance Company of America (Guardian
Life), a New York mutual insurance company. GISC is located at 7 Hanover Square, New York, New York 10004. GISC buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GISC is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of the Fund's shares and of variable annuity contracts and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The adviser is entitled to a management fee for its services. In the most recent year, the Fund paid GISC a fee at the annual rate of 0.75% of average net assets.

PORTFOLIO MANAGER


The Fund is managed by a team of investment professionals, all of whom are employees of Guardian Life. Each team member has specific responsibilities with respect to sector analysis, overall sector allocations and strategic direction.


 10 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

BUYING AND SELLING FUND SHARES


YOU CAN BUY THIS FUND only if you're a contractowner of a GIAC variable annuity contract or variable life insurance policy that offers the Fund as an investment option. GIAC buys and sells Fund shares based on premium allocation, transfer, withdrawal and surrender instructions made by GIAC contractowners.


The Fund will ordinarily make payment for redeemed shares within three business days after it receives an order from GIAC, and in any event, the Fund will make such payment within seven days after it receives an order from GIAC. The redemption price will be the net asset value next determined after GIAC, receives the contractowner's instructions or request in proper form. The Fund may refuse to redeem shares or postpone payment of proceeds during any period when:


- trading on the New York Stock Exchange (NYSE) is restricted

- the NYSE is closed for other than weekends and holidays

- an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value (NAV); or

- as permitted by the Securities and Exchange Commission.

See the prospectus for your GIAC variable annuity contract or variable life insurance policy for more details about the allocation, transfer and withdrawal provisions of your annuity or policy.


OUR RIGHT TO REJECT PURCHASE ORDERS AND TRANSFER REQUESTS

The Fund is not designed for professional market timing or for programmed or frequent trading because this type of activity can have a disruptive effect and can be detrimental to contractowners.

We have the right to:

- reject or restrict purchase orders or transfer requests

- limit the number of transfers permitted within a specified period of time
If we reject a transfer, we will not process either the sale or purchase side of the request. [SIDEBAR]


SHARE PRICE

The share price of the Fund is calculated each day that the NYSE is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current NAV.

Securities traded on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Fund's shares may change on days when GIAC will not be able to purchase or redeem the Fund's shares on behalf of contractowners.

NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares investors hold.

The Fund values its assets at current market prices when market prices are readily available. If market value cannot be established, assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. Short-term securities that mature in 60 days or less are valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

THE GUARDIAN SMALL CAP STOCK FUND                                 PROSPECTUS  11

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net investment income and net capital gains that are distributed to GIAC's separate account by the Fund are reinvested by GIAC in additional shares of the Fund at NAV. The Fund typically distributes any net investment income twice each year and any net capital gains once each year. The Fund's Board of Directors can change this policy. GIAC contractowners will be notified when these distributions are made.


The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 so long as such qualification is in the best interests of its shareholders. The Fund is also subject to certain diversification requirements applicable to mutual funds underlying variable insurance products. As a qualified regulated investment company, the Fund is generally not subject to federal income tax on the part of its investment company taxable income or net capital gains which it distributes to shareholders. The Fund intends to distribute all such income and gains.



Investment income received from sources within foreign countries may be subject to foreign income taxes. Withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 30% or more. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of tax (generally 10 - 15%) or to certain exemptions from tax. The Fund will attempt to qualify for these reduced tax rates or tax exemptions whenever possible. While contractowners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.


The prospectuses for GIAC's variable annuities and variable life insurance policies contain a summary description of the federal income tax treatment of distributions from such contracts. Anyone who is considering allocating, transferring or withdrawing money held under a GIAC variable contract to or from the Fund should consult a qualified tax adviser.

OTHER INFORMATION ABOUT THE FUND

The Fund does not currently foresee any disadvantages to contractowners arising from the fact that it offers shares to both variable annuity and variable life insurance policy separate accounts. The Board monitors events to ensure there are no material irreconcilable differences between or among contractowners. If such a conflict should arise, one or more GIAC separate accounts may withdraw their investment in the Fund. This could possibly force the Fund to sell portfolio securities at disadvantageous prices.

If circumstances make it necessary to create separate portfolios for variable annuity and variable life insurance separate accounts, GIAC will bear the expenses involved in setting up the new portfolios. However, the ongoing expenses contractowners ultimately pay would likely increase because of the loss of economies of scale provided by the current arrangement.

 12 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS table is intended to help you understand the financial performance of the Fund since its inception.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                  FOR THE YEAR ENDED DECEMBER 31
                                         -------------------------------------------------
                                           2000          1999          1998         1997*
                                         --------      --------      --------      -------
Net Asset Value, Beginning of
  Period                                   $17.18        $12.74        $13.63       $10.00
                                         --------      --------      --------      -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income/(Loss)                (0.01)         0.02          0.01         0.03
Net Gains or Losses on Securities
  (both realized and unrealized)            (0.60)         4.44         (0.79)        3.80
                                         --------      --------      --------      -------
Total from Investment Operations            (0.61)         4.46         (0.78)        3.83

LESS DISTRIBUTIONS
Dividends (from Net Investment
  Income)                                      --         (0.02)        (0.01)       (0.03)
Distributions (from Capital Gains)          (0.61)           --         (0.10)       (0.17)
                                         --------      --------      --------      -------
Total Distributions                         (0.61)        (0.02)        (0.11)       (0.20)
                                         --------      --------      --------      -------
Net Asset Value, End of Period             $15.96        $17.18        $12.74       $13.63
                                         --------      --------      --------      -------
Total Return                                (3.38)%      35.04%         (5.75)%     38.32%***

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's
  omitted)                               $288,015      $258,419      $193,593      $87,749
Ratio of Expenses to Average
  Net Assets                                0.82%         0.83%         0.89%        0.96%**
Ratio of Net Investment
  Income/(Loss)
  to Average Net Assets                   (0.05)%         0.17%         0.17%        0.48%**
Portfolio Turnover Rate                      128%          100%           59%          22%


-------------------------------------
*  Fund commenced operations on 4/2/97.
** Annualized.

***Not Annualized.


THE GUARDIAN SMALL CAP STOCK FUND                                 PROSPECTUS  13

FOR MORE DETAILED INFORMATION

ADDITIONAL INFORMATION about the Fund is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. If more than one member of a household owns shares of the Fund, only one copy of each shareholder report will be mailed to that address unless you instruct us otherwise.

The Fund's Statement of Additional Information contains additional information about the Fund. It has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Fund's Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services Corporation at 7 Hanover Square, New York, New York 10004.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Fund's custodian, transfer agent and dividend paying agent.

1940 ACT FILE NO. 811-6231

 14 PROSPECTUS                                 THE GUARDIAN SMALL CAP STOCK FUND

                                                                GIAC Funds, Inc.


BAILLIE GIFFORD INTERNATIONAL FUND
BAILLIE GIFFORD EMERGING MARKETS FUND
THE GUARDIAN SMALL CAP STOCK FUND


STATEMENT OF ADDITIONAL INFORMATION



MAY 1, 2001



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectuses of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund, each dated May 1, 2001. The Funds are diversified series funds of GIAC Funds, Inc. (the "Company"). The series funds are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund". The Company's financial statements appear in the Company's Annual Report to Shareholders for the year ended December 31, 2000. The Annual Report is incorporated by reference in this Statement of Additional Information. A free copy of the Prospectus and Annual Report to Shareholders may be obtained by writing to the Fund, c/o The Guardian Insurance & Annuity Company, Inc., 7 Hanover Square, New York, New York 10004 or by telephoning 1-800-221-3253. Please retain this document for future reference.


                   TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Fund Organization...........................................   B-2
Investment Restrictions.....................................   B-2
Investment Objective and Policies...........................   B-5
Special Investment Techniques -- International Fund and
  Emerging Markets Fund.....................................   B-5
Special Investment Techniques -- International Fund,
  Emerging Markets Fund and Small Cap Stock Fund............  B-11
Special Investment Techniques -- Small Cap Stock Fund.......  B-11
Portfolio Transactions and Brokerage........................  B-11
Company Management..........................................  B-12
Investment Advisers, Sub-Investment Adviser and
  Distributor...............................................  B-15
GIAC and Other Fund Affiliates..............................  B-18
Taxes.......................................................  B-18
Performance Results.........................................  B-19
Fund Capitalization and Expenses............................  B-21
Calculation of Net Asset Value..............................  B-22
Custodian and Transfer Agent................................  B-22
Legal Opinion...............................................  B-23
Independent Auditors and Financial Statements...............  B-23



EB-013292   5/01


STATEMENT OF ADDITIONAL INFORMATION

FUND ORGANIZATION


The Company is registered with the Securities and Exchange Commission as an open-end management investment company. The Company was organized in 1990 as a Maryland Corporation.


INVESTMENT RESTRICTIONS

The International Fund has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a majority of the outstanding voting securities of a Fund means the lesser of the vote of (a) 67% or more of the voting securities of the Fund present at a meeting where more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. The investment restrictions of the International Fund listed below have also been adopted by the Emerging Markets Fund. Under the 1940 Act, certain investment restrictions for the Emerging Markets Fund can only be changed with the approval of the holders of a majority of the outstanding shares of the Fund. These restrictions are designated by an asterisk. The other investment restrictions of the Emerging Markets Fund are non-fundamental policies which can be changed with respect to the Fund with the approval of a majority of the Board of Directors and without shareholder approval. The Small Cap Stock Fund has also adopted certain investment restrictions some of which can only be changed with the approval of the holders of a majority of the outstanding shares of the Fund as indicated below, and the remainder of which are non-fundamental. All percentage restrictions on investments apply at the time of the making of the investment and shall not be considered to violate the limitations unless, immediately after or as a result of the investment, an excess or deficiency of the restrictions occurs. A later increase or decrease beyond a specified limit that results from a change in value or net assets shall not constitute a violation of the applicable restriction.


THE INTERNATIONAL FUND AND THE EMERGING MARKETS FUND

THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE INTERNATIONAL FUND AND THE EMERGING MARKETS FUND MAY NOT:

 *1. Borrow money, except that the Fund may borrow from banks up to 20% of the value of its total assets as a temporary measure for extraordinary or emergency needs, for example, to enable the Fund to meet redemption requests or to settle transactions on different stock markets where different settlement dates apply which might otherwise require the sale of portfolio securities at a time when it would not be in a Fund's best interests to do so. Up to 5% of the Fund's total assets may be borrowed from non-banking institutions. The Fund may not, however, borrow money for investment purposes.

 *2. Mortgage, pledge or hypothecate more than 5% of the value of the Fund's total assets, and then only to secure borrowings effected within the above restriction. Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit in escrow of U.S. Treasury bills in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Fund's custodian or in a margin account with a broker in connection with futures transactions, options transactions, nor the writing of call and put options in spread transactions, is deemed to be a pledge.

 *3. Make loans of money or portfolio securities, except through the purchase of debt obligations and repurchase agreements in which the Fund may invest consistent with its investment objective and policies.

 *4. Purchase any securities if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the Fund's investments in obligations issued by U.S. branches of domestic banks or in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

 *5. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. or foreign governments, or their respective agencies or instrumentalities.)

  6. Invest more than 10% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York Stock Exchange, American Stock Exchange, or one of the major foreign stock exchanges, except that warrants attached to other securities in which the Funds invest are not subject to these limitations.
  7. Invest more than 10% of the value of the net assets of the International Fund or 15% of the net assets of the Emerging Markets Fund in securities that are not readily marketable or which are restricted as to

                                      B-2
                                                       THE PARK AVENUE PORTFOLIO
     disposition under the U.S. securities laws or otherwise. This restriction shall not apply to securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in a Fund's portfolio. To the extent that securities received under these circumstances, together with other securities considered illiquid by the staff of the Securities and Exchange Commission ("SEC") or by the Company's Board, exceed the applicable percentage of the value of the Fund's total assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its holdings in such securities to less than the applicable threshold.

 *8. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling its portfolio securities.

  9. Purchase securities of other U.S. or foreign investment companies, except that the Fund may make such a purchase (a) in the open market provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities; (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund, or (b) as part of an offer of exchange, reorganization or as a dividend.

 10. Purchase securities on margin, sell securities short, maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the Funds may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

 11. Purchase or sell put options, call options, or combinations thereof, except that the Funds may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future, or to increase the current return of its portfolio by writing covered call or covered put options, as each is described under the "Special Investment Techniques" sections of the Company's Prospectus and Statement of Additional Information.

*12. Purchase or sell commodities or commodity contracts, except that the Funds may enter into financial futures contracts, options contracts, options on futures contracts and forward foreign currency exchange contracts as described in the "Special Investment Techniques" sections of the Company's Prospectus and Statement of Additional Information.

*13. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts).

 14. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Funds may invest in the securities of companies which invest in or sponsor such programs.

 15. Purchase or retain the securities of any issuer if, to the knowledge of the Company, the officers, directors and employees of the Company or of the Company's investment manager or sub-investment manager who individually own more than one half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

 16. Purchase securities for the purpose of exercising control over another company.

*17. Issue any "senior securities" as defined in the 1940 Act (except for engaging in futures and options transactions as well as any other investment techniques described in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 1, above).

STATEMENT OF ADDITIONAL INFORMATION

THE SMALL CAP STOCK FUND

THE FUND HAS ADOPTED THE FOLLOWING INVESTMENT RESTRICTIONS WHICH CANNOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND. THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE SMALL CAP STOCK FUND MAY NOT:

 1. As to 75% of the Fund's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and investment companies) if as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in the securities of a single issuer.

 2. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

 3. Borrow money, except that the Fund may (i) borrow up to 5% of the value of its total assets (not including the amount borrowed) for temporary or emergency needs; and (ii) engage in reverse repurchase agreements or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

 4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets and then only to secure borrowings effected within the above restriction;

 5. Make loans to other persons except for loans of portfolio securities and except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 15% of the Fund's net assets;

 6. Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry (there is no limitation as to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities);

 7. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities;

 8. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations as well as readily marketable interests such as real estate investment trusts and readily marketable securities of companies which invest in real estate);

 9. Write, purchase or sell puts, calls, or combinations thereof;

10. Purchase or sell commodities or commodity contracts;

11. Issue any senior securities except as permitted under the Investment Company Act of 1940.

THE FUND HAS ADOPTED THE FOLLOWING NON-FUNDAMENTAL RESTRICTIONS, WHICH MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL. THE FUND MAY
NOT:

12. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations;

13. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Fund's total assets would be invested in such securities, or (ii) more than 5% of the Fund's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

14. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

15. Invest in securities of other registered investment companies;

16. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities;

17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

                                      B-4
                                                       THE PARK AVENUE PORTFOLIO

18. Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, the officers, directors and employees of the Fund or of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; and

19. Purchase securities for the purpose of exercising control over another company.

INVESTMENT OBJECTIVE AND POLICIES
As described in the Prospectus, each Fund is permitted to invest in convertible securities. Convertible securities are bonds or preferred stock issues, which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on convertible securities is generally less than would be the case if the securities were not convertible.

In evaluating a convertible security for a Fund, Guardian Baillie Gifford Limited, the investment adviser of the International Fund and the Emerging Markets Fund, or BG Overseas Limited, the sub-investment adviser of the International Fund and the Emerging Markets Fund ("BG Overseas"), or Guardian Investor Services Corporation, the investment adviser of the Small Cap Stock Fund, looks primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.

If the U.S. government restricts any type of foreign investment which may be made by or through the International Fund or the Emerging Markets Fund, the Fund's Board of Directors will promptly take steps to determine whether significant changes in the Fund's portfolio are appropriate.

SPECIAL INVESTMENT TECHNIQUES -- INTERNATIONAL FUND AND EMERGING MARKETS FUND The Prospectus for the International Fund and the Emerging Markets Fund describes the investment objective of each of the Funds, as well as certain investment policies and investment techniques which the Funds may employ in an effort to achieve their respective investment objectives. The following discussion supplements the section entitled "Special Investment Techniques" contained in the International Fund and Emerging Markets Fund Prospectus. There can be no assurance that these techniques will enable the Funds to achieve their investment objectives.


Forward Foreign Currency Transactions. The foreign securities held by the Funds will usually be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may enter into forward foreign currency exchange contracts ("forward currency contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which a Fund holds or intends to purchase. Thus, the Funds will not enter into a forward currency contract if such contract would obligate that Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that (or a correlated) currency.


A Fund will normally be expected to use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, a Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the Funds can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund held securities denominated in a foreign currency and anticipated a substantial decline (or increase) in the value of that currency against the U.S. dollar, that Fund may enter into a foreign

STATEMENT OF ADDITIONAL INFORMATION
currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, a Fund may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates the Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund realizes gains or losses as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved changed between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Funds will depend on the ability of the Funds' investment manager to accurately predict future currency exchange rates.

Options on Securities. The Funds may purchase or write (sell) options on individual securities, securities indices and financial futures contracts to attempt to: (1) reduce the overall risk of their investments; (2) manage foreign currency exposure; (3) protect unrealized gains; or (4) facilitate the sale of portfolio securities for investment purposes. The Funds use options as a temporary substitute for purchasing or selling particular securities. A Fund may write (sell) covered call options so long as it owns securities which are acceptable for the purpose of covering the outstanding options in the transaction, and may write secured put options, which means that so long as the Funds are obligated as writers of a put option, they will invest an amount not less than the exercise price of the put option in eligible securities (i.e., cash or cash equivalents). These obligations reduce the Funds' flexibility to pursue other investment opportunities while options are outstanding. The Funds may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or, in some cases at the end of, the option period. Options are typically purchased subject to a premium, which can reduce the risks retained by the option writer. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying security at the exercise price, which will likely exceed the security's value.


When a Fund writes a put option, it must segregate with the Fund's custodian either cash or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must at least equal the exercise price of the put option. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face amount that are denominated in the same currency as the call.


Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If a Fund cannot close an option when it wants, it may miss alternative investment opportunities.

If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If the secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this

                                      B-6
                                                       THE PARK AVENUE PORTFOLIO
would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the premium paid for such option if the spread option expires unexercised or the associated transaction costs if the purchaser closes out the spread option position.

The Funds may also purchase options in combination with each other. For example, a Fund may purchase a put option and a call option, each with the same expiration date, on the same underlying security. A Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for a Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Funds may seek to establish a position in securities upon which call options are available. By purchasing a call option the Funds are able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

The Funds engage in options transactions as a hedging technique, and not for speculative purposes. Using options as a successful hedge depends on the ability of the Funds' investment advisers to predict pertinent market movements.

Options trade on U.S. or foreign securities exchanges and in the over the counter ("OTC") market. Exchange listed options are three party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller (e.g., a Fund and a securities dealer or other financial institution). A Fund could lose any premium it paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. To minimize this risk, the Funds' investment advisers consider the creditworthiness of any counterparties with whom the Funds may engage in OTC options transactions. However, there can be no assurance that a counterparty will remain financially stable while an OTC option is outstanding.

Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, no Fund will engage in OTC option transactions if, as a result, more than the permitted portion of its net assets is invested in illiquid securities.

The Funds may write covered call options on up to 25% of net assets, may write secured put options on up to 25% of net assets and may purchase put and call options provided that no more than 5% of total assets may be invested in premiums on such options.

Stock Index Options. As part of its options transactions, the Funds may also use options on stock indices. Through the writing and purchase of stock index options, the Funds can achieve many of the same objectives as through the use of options on individual securities. Stock index options are similar to options on a particular stock except that, rather than the right to take or make delivery of a security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash (the "exercise settlement amount") is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities. Because

STATEMENT OF ADDITIONAL INFORMATION
securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific stock, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of stocks which substantially replicated the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.


When a Fund writes an option on a stock index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a stock index at a time when the exercise price exceeds the contract value, the Fund will segregate, until the option expires or is closed out, cash, cash equivalents or other liquid, unencumbered securities equal in value to such excess.


Options on stock indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, that Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Also, an option purchased by a Fund may expire worthless, in which case that Fund would lose the premium paid therefor.

Financial Futures Contracts. The Funds may enter into interest rate or stock index futures contracts (collectively referred to as "financial futures contracts") primarily to hedge (protect) against anticipated future changes in interest rates or equity market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The Funds may also invest in financial futures contracts when the purchase of these instruments may provide more liquidity than the direct investment in the underlying securities. The use of these instruments may permit a Fund to gain rapid exposure to the markets following a large inflow of investable cash or in response to changes in investment strategy. The purchase of a financial futures contract may also provide a Fund with a price advantage over the direct purchase of the underlying securities, either based on a differential between the securities and the futures markets or because of the lower transactions costs that are associated with these types of instruments. Neither of the Funds will enter into financial futures contracts for speculative purposes. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period. When a Fund enters into a financial futures contract, it is required to deposit with its custodian on behalf of the broker a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to stock index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made. Whenever a Fund engages in futures transactions, it will have the Fund's custodian segregate either cash or liquid, unencumbered debt securities that are marked-to-market daily to the extent required to comply with the 1940 Act. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

If a Fund owned long-term bonds and expected interest rates to rise, it could sell interest rate futures contracts. If interest rates did increase, the value of the bond in that Fund would decline, but this decline should be offset in whole or in part by an increase in the value of the Fund's interest rate futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time purchasing financial futures contracts on long-term bonds. Thus, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The financial futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

In some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between the price movements of the financial futures contracts and price movements of the securities which a Fund owns or intends to purchase. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts and variations in speculative market demand for financial futures contracts and securities. A relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a contractholder. It is possible for a price-related loss to exceed the

                                      B-8
                                                       THE PARK AVENUE PORTFOLIO
amount of a Fund's margin deposit. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund's investments. If the Fund manager misjudges the general direction of interest rates or markets, the Fund's overall performance may be poorer than if no financial futures contract had been entered into. It is possible that a Fund could lose money on a financial futures contract and also on the price of related securities, adversely affecting the Fund's performance.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Funds will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. A relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a contractholder. It is possible for a price-related loss to exceed the amount of a Fund's margin deposit.

Options on Financial Futures Contracts. The Funds may purchase and write put and call options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. The Funds would be required to deposit with the Company's custodian initial margin and variation margin with respect to put and call options on financial futures contracts it has written.

Foreign Currency Futures and Options on Foreign Currency Futures. The Funds may purchase and sell futures contracts on foreign currencies, related options thereon and options on foreign currencies as a hedge against possible variation in foreign exchange rates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. An option on a foreign currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified price at any time during the period of the option. An option transaction on a foreign currency provides the holder with ability to buy or sell a particular currency at a fixed price on a future date, and is used to hedge the currency exchange rate risk on non-U.S. dollar-denominated securities owned by either or both of the Funds, anticipated to be purchased by a Fund, or sold by a Fund but not yet delivered. Options on foreign currencies may be traded on U.S. and foreign exchanges or in the over-the-counter market.

Foreign currency futures contracts and options on foreign currency futures contracts are traded on boards of trade and futures exchanges. Buyers and sellers of foreign currency futures contracts are subject to the same risks which apply to the use of futures contracts generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies, described above. Moreover, the ability to close out positions in options on foreign currency futures contracts is subject to the continuing availability of a liquid secondary market. In order to reduce this risk, the Funds will not purchase or sell options on foreign currency options unless, in the opinion of the Funds' investment manager, a sufficiently liquid secondary market exists so that the risks connected to such options transactions are not greater than the risks associated with the underlying foreign currency futures contract.


The Funds will only write covered options on foreign currency or foreign currency futures contracts. A put on a foreign currency or foreign currency futures contract written by a Fund will be considered covered if the Fund segregates cash, U.S. government securities or other liquid unencumbered securities, equal to the average exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by a Fund will be considered covered if the Fund owns short-term debt securities with a value equal to the face amount of the option contract denominated in the currency upon which the call is written.


The Funds will purchase options on foreign currencies in an attempt to hedge against fluctuations in exchange rates. However, should exchange rates move adversely to the Funds' position, the Funds may forfeit both the entire price of the option plus the related transaction costs.

Special Considerations Relating to Futures Transactions. Financial futures contracts entail certain risks. If the Manager's judgment about the general direction of interest rates or markets is wrong, the Funds' overall performance may be poorer than if no such contracts had been entered into.

STATEMENT OF ADDITIONAL INFORMATION

There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Funds' investment manager may still not result in a successful hedging transaction. If this should occur, the Funds could lose money on the financial futures contracts and also on the value of their portfolio securities.

Engaging in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. Therefore, entities (such as the Funds) which trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the NFA or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures or foreign options transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract or option is placed and the time it is liquidated, offset or exercised.


Applicable U.S. Regulatory Restrictions. To the extent required to comply with the 1940 Act and the rules and interpretations thereunder, whenever one of the Funds purchases a financial futures contract, writes a put option or enters into a delayed-delivery purchase, that Fund must segregate cash, cash-equivalents (including any margin) or other liquid, unencumbered securities equal to the market value of the contracts. This segregation of assets places a practical limit on the extent to which the Funds may engage in financial futures contracts, write put options, and enter into delayed-delivery transactions.


To the extent required to comply with CFTC Regulation 4.5 and thereby avoid "commodity pool operator" status, the Funds will not enter into a financial futures contract or purchase an option thereon if immediately thereafter the aggregate initial margin deposits for financial futures contracts held by a Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts. The Funds will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which a Fund holds or intends to purchase. When financial futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. Whenever financial futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contract held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner plus funds deposited on margin on the contract; and (3) cash proceeds from existing investments due in 30 days.

Miscellaneous. Several foreign governments permit investments by non-residents only through participation in certain investment companies specifically organized to participate in such markets. Subject to the provisions of the 1940 Act, the Funds may invest in the shares of other investment companies.

Pursuant to exemptive relief granted to the Funds under the 1940 Act, a portion of the equity and convertible securities which may be acquired by a Fund may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as a broker, a dealer, an underwriter or an investment adviser.

                                      B-10
                                                       THE PARK AVENUE PORTFOLIO

The International Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to U.S. mutual funds) and which invest in smaller foreign markets than those which the International Fund would ordinarily invest in directly. The International Fund believes investments in such unit trusts will enhance the geographical diversification of the International Fund's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments by the International Fund in such unit trusts will provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets. At the present time, the International Fund intends to limit its investments in unit trusts, together with its investments in other investment companies, to no more than 5% of its total assets.

SPECIAL INVESTMENT TECHNIQUES -- INTERNATIONAL FUND, EMERGING MARKETS FUND AND SMALL CAP STOCK FUND
When-Issued or Delayed-Delivery Securities. The Funds may purchase or sell the securities held in their portfolios on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions involve a commitment by a Fund to purchase or sell particular securities, with payment and delivery to take place at a future date, in order to secure what is considered to be an advantageous price or yield to a Fund at the time of entering into the transaction. When a Fund enters into a delayed-delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, including the risk of price fluctuations, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. The Funds generally have the ability to close out a purchase obligation on or before the settlement date rather than purchase the security.


To engage in such transactions, the Funds must set aside, in a segregated account with the custodian, cash or liquid, unencumbered securities at least equal in value to their commitments to purchase when-issued or delayed-delivery securities. The value of such segregated assets must at least equal the Fund's forward commitments. In the case of a sale of securities on a delayed-delivery basis, a Fund must segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit a Fund's ability to pursue other investment opportunities.


To the extent a Fund engages in when-issued or delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities in a manner which is consistent with its investment objective and policies and not for the purpose of either investment leverage or interest rate change speculation. The Funds will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable. It is not expected that the Small Cap Stock Fund will make extensive use of these techniques.

Repurchase Agreements. The Funds may invest available cash in repurchase agreements. In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the seller (i.e., a bank or securities dealer) to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. The repurchase agreement's yield may be unrelated to the coupon rate or maturity of the underlying security. Repurchase agreements are fully collateralized and are marked-to-market daily during their respective terms. Deposits of additional collateral may be required from the seller if the market value of a security that is subject to a repurchase agreement falls below the resale price set forth in the repurchase agreement. The Board periodically receives and reviews information about the creditworthiness of securities dealers and banks which enter into repurchase agreements with the Funds.

No more than 10% of the International Fund's net assets, 15% of the Emerging Markets Fund's net assets, or 15% of the Small Cap Fund's net assets will be invested at any one time in repurchase agreements of more than seven days' duration and in other investments which are considered not readily marketable by the staff of the SEC or the Board.

SPECIAL INVESTMENT TECHNIQUES -- SMALL CAP STOCK FUND
Lending Securities. The Fund can increase its income through securities lending by investing the cash collateral deposited by the borrower in short-term interest bearing obligations that meet the Fund's credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

A significant portion of a Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail.

Apart from lending its securities and acquiring debt securities, the Fund will not make loans to other persons.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Guardian Baillie Gifford Limited ("GBG") serves as investment adviser of the International Fund and Emerging Markets Fund in accordance with agreements between the Company and GBG. Pursuant to sub-investment

STATEMENT OF ADDITIONAL INFORMATION
management agreements with GBG, BG Overseas serves as the sub-investment adviser to the International and Emerging Markets Funds. Guardian Investor Services Corporation ("GISC") serves as investment adviser of the Small Cap Stock Fund. (GBG, BG Overseas and GISC are collectively referred to as the "Advisers"). GISC and, subject to the monitoring of GBG, BG Overseas, are responsible for decisions relating to the purchase and sale of securities for the respective Funds, the timing of such purchases and sales, the selection of brokers and dealers to effect transactions and the negotiation of any brokerage commissions. GISC and BG Overseas intend to effect portfolio transactions for the Funds through dealers, underwriters, or brokers through whom they believe they will obtain the best price and execution available. In connection with over-the-counter transactions, GISC and BG Overseas will attempt to deal with a primary market maker except where they believe better prices and execution are available elsewhere.


In allocating portfolio transactions to different brokers, consideration is given to brokers which GISC and BG Overseas believe can obtain the best price and execution of orders, and to brokers who furnish statistical data, research and other factual information. GISC and BG Overseas are authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if they consider that the commissions paid for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. Research services provided by brokers through whom the Funds effect securities transactions may be used by GISC or BG Overseas in servicing all of its accounts, and not all such services may be used by GISC or BG Overseas in connection with the Funds.


For the years ended December 31, 1998, 1999 and 2000 the International Fund paid brokerage commissions of $446,482, $1,442,262, $1,534,005 respectively. For the years ended December 31, 1998, 1999 and 2000 the Emerging Markets Fund paid brokerage commissions of $128,282, $400,886 and $471,968 respectively. For the years ended December 31, 1998, 1999 and 2000, the Small Cap Stock Fund paid brokerage commissions of $262,362, $446,356 and $517,982 respectively. Neither GBG, BG Overseas nor GISC will participate in commissions paid by the Funds to other brokers or dealers and neither party will knowingly accept any reciprocal business directly or indirectly as a result of paying commissions to other brokers or dealers.



Portfolio turnover rates for the International Fund for the years ended December 31, 1999 and 2000 were 52% and 55%, respectively. For the Emerging Markets Fund, the rates were 96% and 95%, respectively. For the Small Cap Stock Fund, the rates were 100% and 128%, respectively.


COMPANY MANAGEMENT

As a Maryland Corporation, the Company is managed by its Board of Directors. The directors meet regularly to review each Fund's investments, performance, expenses and other business affairs. The directors also elect the officers. The Board currently consists of eight directors, five of whom are not "interested persons" of the Company within the meaning of the 1940 Act. These five directors are also members of the Audit Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Company.



The directors and officers of the Company are listed below, together with information about their principal occupations during the past five years and certain other current affiliations. The business address of each director and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted below. The Guardian Fund Complex is comprised of (1) the Company, (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in four series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) The Park Avenue Portfolio (a series trust that issues its shares in ten series).



        NAME, ADDRESS AND AGE              TITLE                           BUSINESS HISTORY
---------------------------------------------------------------------------------------------------------------
JOSEPH D. SARGENT* (63)                Chairman of     President, Chief Executive Officer and Director, The
                                       the Board       Guardian Life Insurance Company of America, since 1/96.
                                                       President and Director prior thereto. Manager, Park
                                                       Avenue Securities, LLC. Director, The Guardian Insurance
                                                       & Annuity Company, Inc. and Park Avenue Life Insurance
                                                       Company. Director (Trustee) of Guardian Investor
                                                       Services Corporation, Park Avenue Securities, LLC and
                                                       all of the mutual funds within the Guardian Fund
                                                       Complex.


---------------

* "Interested person," as defined in the 1940 Act.

                                      B-12
                                                       THE PARK AVENUE PORTFOLIO

        NAME, ADDRESS AND AGE              TITLE                           BUSINESS HISTORY
---------------------------------------------------------------------------------------------------------------
FRANK J. FABOZZI, Ph.D. (52)           Director        Adjunct Professor of Finance, School of
858 Tower View Circle                                  Management -- Yale University 2/94-present; Visiting
Hope, Pennsylvania 18938                               Professor of New Finance and Accounting, Sloan School of
                                                       Management -- Massachusetts Institute of Technology
                                                       prior thereto. Editor, Journal of Portfolio Management.
                                                       Director (Trustee) of all of the mutual funds within the
                                                       Guardian Fund Complex. Director (Trustee) of various
                                                       closed-end investment companies sponsored by Blackstone
                                                       Financial Management.

ARTHUR V. FERRARA* (70)                Director        Retired. Chairman of the Board of Directors and Chief
                                                       Executive Officer, The Guardian Life Insurance Company
                                                       of America
                                                       1/93-12/95; President, Director and Chief Executive
                                                       Officer prior thereto. Director (Trustee) of Guardian
                                                       Investor Services Corporation, The Guardian Insurance &
                                                       Annuity Company, Inc., and all of the mutual funds
                                                       within the Guardian Fund Complex. Manager, Park Avenue
                                                       Securities LLC.

LEO R. FUTIA* (81)                     Director        Retired. Former Chairman of the Board and Chief
18 Interlaken Road                                     Executive Officer, The Guardian Life Insurance Company
Greenwich, Connecticut 06830                           of America; Director 5/70-present. Manager, Park Avenue
                                                       Securities LLC. Director (Trustee) of The Guardian
                                                       Insurance & Annuity Company, Inc., Guardian Investor
                                                       Services Corporation, Park Avenue Securities LLC and all
                                                       of the mutual funds within the Guardian Fund Complex.
                                                       Director (Trustee) of various mutual funds sponsored by
                                                       Value Line, Inc.

WILLIAM W. HEWITT, JR. (72)            Director        Retired. Former Executive Vice President, Shearson
P.O. Box 2359                                          Lehman Brothers, Inc. Director (Trustee) of all of the
Princeton, New Jersey 08543                            mutual funds within the Guardian Fund Complex. Director
                                                       (Trustee) of mutual funds sponsored by Mitchell Hutchins
                                                       Asset Management, Inc. and PaineWebber Inc.

SIDNEY I. LIRTZMAN, Ph.D. (69)         Director        Professor of Management 9/67-present and Interim
38 West 26th Street                                    President
the New York, New York 10010                           9/99-present; and Acting Dean of Zicklin School of
                                                       Business
                                                       2/95-present, City University of New York -- Baruch
                                                       College. President, Fairfield Consulting Associates,
                                                       Inc. Director (Trustee) of all of the mutual funds
                                                       within the Guardian Fund Complex.

CARL W. SCHAFER (65)                   Director        President, Atlantic Foundation (a private charitable
P.O. Box 1164                                          foundation). Director of Roadway Express (trucking),
Princeton, New Jersey 08542                            Labor Ready, Inc. (provider of temporary manual labor),
                                                       Evans Systems, Inc. (a motor fuels, convenience store
                                                       and diversified company), Electronic Clearing House,
                                                       Inc. (financial transactions processing), Frontier Oil
                                                       Corporation and Nutraceutrix Inc. (biotechnology).
                                                       Chairman of the Investment Advisory Committee of the
                                                       Howard Hughes Medical Institute 1985-1992. Director
                                                       (Trustee) of all of the mutual funds within the Guardian
                                                       Fund Complex. Director (Trustee) of various mutual funds
                                                       sponsored by PaineWebber, Inc.

ROBERT G. SMITH, Ph.D. (68)            Director        President, Smith Affiliated Capital Corporation 4/82 to
132 East 72nd Street                                   present. Director (Trustee) of all of the mutual funds
New York, New York 10021                               within the Guardian Fund Complex.


---------------

* "Interested person," as defined in the 1940 Act.

STATEMENT OF ADDITIONAL INFORMATION

        NAME, ADDRESS AND AGE              TITLE                           BUSINESS HISTORY
---------------------------------------------------------------------------------------------------------------
FRANK J. JONES (62)                    President       Executive Vice President and Chief Investment Officer,
                                                       The Guardian Life Insurance Company of America. Manager
                                                       Park Avenue Securities LLC. Director, Guardian Investor
                                                       Services Corporation and Guardian Baillie Gifford
                                                       Limited. Senior Vice President, Chief Investment Officer
                                                       and Director, The Guardian Insurance & Annuity Company,
                                                       Inc. Officer of various mutual funds within the Guardian
                                                       Fund complex.

R. ROBIN MENZIES (47)                  Vice President  Partner, Baillie Gifford & Co. 4/81-present. Director,
c/o Baillie Gifford Overseas                           Baillie Gifford Overseas Limited 11/90-present.
Limited                                                Director, Guardian Baillie Gifford Limited
1 Rutland Court                                        11/90-present. Officer of various mutual funds within
Edinburgh, EH3 8EY,                                    the Guardian Fund Complex.
Scotland

EDWARD H. HOCKNELL (40)                Vice President  Director, Baillie Gifford Overseas Limited
c/o Baillie Gifford Overseas                           10/92-present. Partner, Baillie Gifford & Co.,
Limited                                                5/98-present. Officer of various mutual funds within the
1 Rutland Court                                        Guardian Fund Complex.
Edinburgh, EH3 8EY,
Scotland

FRANK L. PEPE (58)                     Treasurer       Vice President and Equity Controller, The Guardian Life
                                                       Insurance Company of America 1/96-present; Second Vice
                                                       President and Equity Controller prior thereto. Vice
                                                       President and Controller, The Guardian Insurance &
                                                       Annuity Company, Inc. and Guardian Investor Services
                                                       Corporation. Controller, Guardian Asset Management
                                                       Corporation. Officer of various mutual funds within the
                                                       Guardian Fund Complex.

JOSEPH A. CARUSO (49)                  Senior Vice     Senior Vice President and Corporate Secretary, The
                                       President and   Guardian Life Insurance Company of America since 1/01;
                                       Secretary       Vice President and Corporate Secretary prior thereto;
                                                       Second Vice President and Corporate Secretary prior
                                                       thereto. Vice President and Secretary, The Guardian
                                                       Insurance & Annuity Company, Inc., Guardian Investor
                                                       Services Corporation. Guardian Asset Management
                                                       Corporation, Park Avenue Life Insurance Company, Park
                                                       Avenue Securities LLC, Guardian Baillie Gifford Limited
                                                       and all of the mutual funds within the Guardian Fund
                                                       Complex.

RICHARD T. POTTER, JR. (46)            Counsel         Vice President and Equity Counsel, The Guardian Life
                                                       Insurance Company of America 1/96-present; Second Vice
                                                       President and Equity Counsel prior thereto. Vice
                                                       President and Counsel, The Guardian Insurance & Annuity
                                                       Company, Inc., Guardian Investor Services Corporation,
                                                       Guardian Asset Management Corporation, Park Avenue
                                                       Securities LLC and various mutual funds within the
                                                       Guardian Fund Complex.


The Company pays directors who are not "interested persons" of the Company (as defined in the 1940 Act) directors' fees of $350 per meeting and an annual retainer of $500. Directors who are "interested persons," except Mr. Sargent, receive the same fees, but they are paid by GISC. Mr. Sargent receives no compensation for his service as a Director of the Company. All officers for the Company are employees of The Guardian Life Insurance Company of America ("Guardian Life") or Directors of BG Overseas; they receive no compensation from the Company. All of the Directors who are not "interested persons" of the Company serve on the Audit Committee of the Board of Directors. The Audit Committee considers, among other things, the selection and review of the Company's independent auditors.


Each Company Director is also a director of The Guardian Variable Contract Funds, Inc., a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC 500 Index Fund and The Guardian VC High Yield Bond Fund, The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc., and a trustee of The Park Avenue Portfolio, a series trust consisting of The Guardian Park Avenue Fund, The


                                      B-14
                                                       THE PARK AVENUE PORTFOLIO

Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, and The Guardian High Yield Bond Fund. The Company and the other Funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws. The following table provides information about the compensation paid by the Company and the Fund Complex to the Company's Directors for the year ended December 31, 2000.


                               COMPENSATION TABLE*


                                                                                             Total
                                                       Accrued          Estimated        Compensation
                                Aggregate            Pension or          Annual        from the Company
                               Compensation      Retirement Benefits  Benefits Upon    and Other Members
     Name and Title         from the Company**   Paid by the Company   Retirement    of the Fund Complex**
     --------------         ------------------   -------------------  -------------  ---------------------
Frank J. Fabozzi,
  Director...............         $7,500                 N/A               N/A              $58,600
William W. Hewitt, Jr.,
  Director...............         $7,500                 N/A               N/A              $58,600
Sidney I. Lirtzman,
  Director...............         $7,500                 N/A               N/A              $58,600
Carl W. Schafer,
  Director...............         $7,500                 N/A               N/A              $58,600
Robert G. Smith,
  Director...............         $7,500                 N/A               N/A              $58,600


* Directors who are "interested persons" of the Company are not compensated by the Company.

** Includes compensation paid to attend meetings of the Board's Audit Committee.

All issued and outstanding shares of the Funds are legally owned by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a wholly owned subsidiary of Guardian Life, and are held either directly or for the benefit of contractowners of the variable annuity and variable life insurance contracts issued by GIAC.

The Funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Codes of Ethics ("Ethics Policies") that have been adopted by the Company's Board. Access Persons are required to follow the guidelines established by the Ethics Policies in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Funds' Advisers and Sub-Adviser, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policies, must adopt and enforce their own Code of Ethics appropriate to their operations. The Boards are required to review and approve the Codes of Ethics for the Advisers and the Sub-Adviser. The Advisers and the Sub-Adviser are also required to report to the Funds' Board on a quarterly basis with respect to the administration and enforcement of the Ethics Policies, including any violations thereof which may potentially affect the Funds.


The Company's officers and directors had an aggregate interest of less than 1% in the Funds' outstanding shares as of April 1, 2001.


INVESTMENT ADVISERS, SUB-INVESTMENT ADVISER AND DISTRIBUTOR
The Adviser -- International Fund and Emerging Markets Fund: Guardian Baillie Gifford Limited. The Adviser, an investment management company registered as a corporation under the laws of Scotland, was formed in November 1990 through a joint venture between GIAC and BG Overseas, a company wholly owned by Baillie Gifford & Co. GIAC owns 51% of the voting shares of the Adviser and may be deemed to be in control of the Adviser. BG Overseas owns the remaining 49% of such shares. The Adviser is registered in the United States with the SEC as an investment adviser under the Investment Advisers Act of 1940 and in the United Kingdom is regulated by the Investment Management Regulatory Organization ("IMRO"). BG Overseas also serves as sub-investment adviser to the Funds (see below).

Pursuant to Investment Management Agreements ("Management Agreements") between the Adviser and the Company, and subject to the continuous monitoring and supervision of the Company's Board of Directors, the Adviser is responsible for the overall investment management of the Funds' portfolios. Under the terms of the Management Agreements, the Adviser is responsible for all decisions to buy and sell securities for the Funds, furnishes the Board with recommendations with respect to the Funds' investment policies, provides the Board with regular reports pertaining to the implementation and performance of such policies, and maintains certain books and records as required by the 1940 Act and by any other applicable laws and regulations. The Adviser has, in turn, entered into sub-investment management agreements with BG Overseas appointing the latter as

STATEMENT OF ADDITIONAL INFORMATION
sub-investment adviser and delegating to BG Overseas much of the day-to-day management responsibilities for the portfolios of the Funds (see "The Sub-Adviser: Baillie Gifford Overseas Limited" below).

The Management Agreements were approved by the Company's Board of Directors (including a majority of the directors who are not parties to the Management Agreements or "interested persons" of the Company or of the Adviser) and will continue in full force and effect from year to year, provided their continuance is specifically approved at least annually by vote of the Company's Board of Directors, including a majority of the directors who are not parties to the Management Agreements or "interested persons" of the Company or of the Adviser, cast in person at a meeting called for the purpose of voting on such continuance.


The Management Agreements provide that the Funds shall pay the Adviser a monthly fee at an annual rate of 0.80% of the average daily net assets of the International Fund and 1.00% of the average daily net assets of the Emerging Markets Fund for the services rendered, the facilities furnished and the expenses assumed by the Adviser. A portion of this fee is payable by the Adviser to BG Overseas as compensation for the services of BG Overseas as sub-investment adviser to the Funds as more fully described below. For the years ended December 31, 1998, 1999 and 2000, the International Fund paid the Manager a total of $4,891,710, $5,801,374 and $6,292,626 in fees, respectively. For the years ended December 31, 1998, 1999 and 2000, the Emerging Markets Fund paid the Adviser a total of $649,564, $622,152 and $850,256, respectively, in fees.


The Management Agreements provide that neither the Adviser, nor any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Management Agreements relate, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of the Funds or from reckless disregard by the Adviser or any such person of the duties of the Adviser under the Management Agreements.

The Management Agreements may be terminated, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon their assignment. In addition, either party may terminate the Management Agreements immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the Agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas.

In the event that the Management Agreements are terminated and unless they are replaced by other agreements between GIAC and BG Overseas or their affiliates, the continued use of the names "Baillie Gifford International Fund," or "Baillie Gifford Emerging Markets Fund" by the Company is subject to the approval of both GIAC and BG Overseas.

The Sub-Investment Adviser -- International Fund and Emerging Markets Fund:
Baillie Gifford Overseas Limited. BG Overseas acts as the sub-investment adviser to the Company pursuant to sub-investment management agreements ("Sub-Management Agreement") with the Adviser. BG Overseas is registered in the United States with the SEC as an investment adviser under the Investment Advisers Act of 1940 and in the United Kingdom is regulated by IMRO. Pursuant to the Sub-Management Agreements, BG Overseas manages the day-to-day operations of the Funds' portfolios. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by the Adviser. The Adviser continually monitors and evaluates the performance of BG Overseas.

The Sub-Management Agreements were approved by the Company's Board of Directors (including a majority of directors who are not parties to the Sub-Management Agreements or "interested persons" of the Company or the Adviser) and will continue in full force and effect from year to year, provided their continuance is specifically approved at least annually (1) by the Board of Directors of the Adviser and (2) by the Board of Directors of the Company, including approval by a vote of the majority of the directors who are not parties to the Sub-Management Agreements or "interested persons" of the Company or of the Adviser, cast in person at a meeting called for the purpose of voting on such continuance.


The Sub-Management Agreements provide that the Adviser shall pay BG Overseas a monthly fee at an annual rate of 0.40% of the average daily net assets of the International Fund and 0.50% of the average daily net assets of the Emerging Markets Fund for the services rendered, the facilities furnished and the expenses assumed by BG Overseas. This sub-investment management fee is paid to BG Overseas out of the management fee paid by the Funds to the Adviser. For the years ended December 31, 1998, 1999 and 2000, the Adviser paid BG Overseas a total of $2,445,855, $2,900,687 and $3,146,313, in fees, respectively, for services provided for the International Fund. For the years ended December 31, 1998, 1999 and 2000, the Adviser paid BG Overseas $324,782, $311,076 and
$425,128, respectively, in fees for services provided to the Emerging Markets Fund.


                                      B-16
                                                       THE PARK AVENUE PORTFOLIO

The Sub-Management Agreements provide that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Company in connection with the matters to which the Sub-Management Agreements relate, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of the Adviser or the Company or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the Sub-Management Agreements.

The Sub-Management Agreements may be terminated, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon their assignment. In addition, either party may terminate the Sub-Management Agreements immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the Agreements which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas.

The Adviser -- Small Cap Stock Fund: Guardian Investor Services Corporation ("GISC"). GISC is the investment adviser for the Small Cap Stock Fund. GISC is registered as an investment adviser under the Investment Advisers Act of 1940.


Under the investment advisory agreement between the Fund and GISC, GISC furnishes investment advice and provides or pays for certain of the Fund's administrative costs. Among the services and facilities provided or paid for by GISC are: office space; clerical staff and recordkeeping; and the services of all Fund personnel, including any fees and expenses of the Trustees who are affiliated with The Guardian Life Insurance Company of America ("Guardian Life"). All other costs and expenses are to be paid by the Funds which GISC advises. However, GISC has agreed to reduce its advisory fee and, if necessary, reimburse any of the Funds which it advises if a Fund's operating expenses exceed the expense limitations imposed by state law. Excluded from such operating expenses are: interest; taxes; brokerage commissions; distribution fees and extraordinary expenses. For these services the investment advisory agreement between the Fund and GISC provides that the Fund shall pay GISC 0.75% per annum. Although this management fee is greater than that paid by most mutual funds, the Company's Board believes that the fee is reasonable in light of the services to be provided and the fees charged by other mutual funds with similar objectives and policies. All payments are due on a quarterly basis. The Fund also assumes all expenses of its operations and business not specifically assumed or agreed to be paid by GISC. Expenses paid by the Fund will include, for example, costs relating to: custody; the services of the Fund's transfer agent and dividend disbursing agent; portfolio accounting services; shareholder communications; shareholder meetings; calculation of net asset value; legal fees and expenses; accounting and auditing fees and expenses; directors' fees and expenses; U.S. federal and state registration fees; brokerage commissions; taxes; and bonding and insurance. For the years ended December 31, 1998, 1999 and 2000, the Small Cap Stock Fund paid $819,606, $1,428,136 and $2,265,248, respectively, in fees.


The investment advisory agreement between the Fund and GISC will continue in full force and effect for two years following the date of its execution, or the date of execution of any written modification of this agreement in connection with any other Funds established by the Company that are made subject to the agreement and thereafter, if not terminated, from year to year so long as its continuance is specifically approved at least annually by vote of a majority of the Fund's outstanding voting shares, or by vote of the Fund's Board of Directors, including a majority of the Fund's outstanding voting shares, or by vote of the Fund's Board of Directors, including a majority of Directors who are not parties to the agreement or "interested persons" of the Fund or of GISC, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment, and may be terminated without penalty at any time by either party upon 60 days' written notice.

If the investment advisory agreement is terminated and it is not replaced by an agreement with another affiliate of Guardian Life, the Fund's continued use of the name "The Guardian Small Cap Stock Fund" is subject to the approval of Guardian Life, because Guardian Life maintains the exclusive ownership interest of the service mark "The Guardian Small Cap Stock Fund".

A service agreement between GISC and Guardian Life provides that Guardian Life will furnish the office space, clerical staff, services and facilities which GISC needs to perform under the investment advisory agreement. GISC's officers are salaried employees of Guardian Life; they receive no compensation from GISC. GISC reimburses Guardian Life for its expenses under the service agreement.

The investment advisory agreement provides that neither GISC nor any of its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by GISC or the Fund in connection with the matters to which the investment advisory agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf

STATEMENT OF ADDITIONAL INFORMATION
of GISC or the Fund or from reckless disregard by GISC or any such person of the duties of GISC under the investment advisory agreement.


The Distributor: Guardian Investor Services Corporation. Guardian Investor Services Corporation(R) ("GISC") serves as the distributor of shares of the Funds. These shares are continuously offered at net asset value without any sales charge. GISC is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and acts as distributor of the variable annuity and variable life insurance contracts issued by GIAC. GISC receives no compensation from the Company or from purchasers of shares of the Funds for acting as distributor.


GIAC AND OTHER FUND AFFILIATES

As of February 28, 2001, The Guardian Life Insurance Company of America ("Guardian Life") owned beneficially 6,449,962 shares, representing 20%, of the International Fund and 2,215,490 shares, representing 33%, of the Emerging Markets Fund. Together, the aforementioned shares represent 100% of the outstanding shares of each Fund. The balance of the Fund shares is owned on behalf of the owners of variable annuity and variable life insurance contracts issued by GIAC. Such shares have been allocated to one or more separate accounts of GIAC which fund such contracts. As of February 28, 2001, GIAC was the beneficial owner of 2,131,497 shares representing 12% of the Small Cap Stock Fund. Guardian Life owned beneficially 6,851,821 shares representing 38% of the Small Cap Stock Fund. GIAC is a wholly owned subsidiary of Guardian Life and has executive offices located at 7 Hanover Square, New York, New York 10004. In addition, GIAC owns 51% of the voting shares of GBG, adviser to the International and Emerging Markets Funds (see above) and may be deemed to be in control of GBG, and Guardian Life owns 100% of the voting shares of GISC.


TAXES
The International Fund, the Emerging Markets Fund and the Small Cap Stock Fund qualify and intend to remain qualified to be taxed as regulated investment companies under certain provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). So long as the Funds qualify as regulated investment companies and comply with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Funds will generally not incur a tax liability on that portion of their net ordinary income and net realized capital gains which have been distributed to its shareholders. Accordingly, the Funds intend to distribute all or substantially all of their net investment income and net capital gains.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived in connection with the pursuit of its investment objectives; (ii) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions); and (iii) must be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. The Code and its related Treasury Department regulations require mutual funds that are offered through insurance company separate accounts to also meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. GISC intends to diversify each of the Fund's investments in accordance with those requirements. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits, and owners of GIAC's variable annuities and life insurance products could lose the benefit of tax deferral on distributions made to the separate accounts. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.


Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Funds intend to qualify for this exemption or to make its distributions in accordance with the calendar year.


                                      B-18
                                                       THE PARK AVENUE PORTFOLIO

Options, forward contracts, futures contracts and foreign currency transactions entered into by the Funds will be subject to special tax rules. These rules may accelerate income to the Funds, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

Foreign Investments. Each of the Funds is authorized to invest in foreign securities and may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities or currencies is reduced by these foreign taxes. The owners of GIAC variable annuities and life insurance products investing in the Funds effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


The Funds may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of GIAC variable annuities and life insurance products investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Fund. However, a Fund's intention to qualify annually as a regulated investment company may limit a Fund's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.



Since the only shareholders of the Funds will be separate accounts of GIAC, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the GIAC contracts, see the Prospectus for such contract.



The discussion of "Taxes" in the Prospectuses, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury Regulations currently in effect as interpreted by U.S. Courts and the Internal Revenue Service. These interpretations can change at any time. The above discussion covers only U.S. federal income tax considerations with respect to the Funds. No attempt has been made to describe any U.S. state, or other local tax consequences.


Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors.

The Company is not required to hold annual shareholder meetings, but special meetings may be called to, among other things, elect or remove directors, change fundamental policies or approve an investment advisory agreement.

PERFORMANCE RESULTS
The Funds may, from time to time, provide performance information in advertisements, sales literature or other materials furnished to existing or prospective owners of GIAC's variable contracts. When performance information is provided in advertisements, it will include the effect of all charges deducted under the terms of the specified contract, as well as all recurring and non-recurring charges incurred by the Funds. All performance results are historical and are not representative of future results.

Total return and average annual total return reflect the change in value of an investment in a Fund over a specified period assuming the reinvestment of all capital gains distributions and income dividends. Average annual total returns show the average change in value for each annual period within a specified period. Total returns, which are not annualized, show the total percentage or dollar change in value over a specified period.

A Fund may also compare its performance to other investment vehicles or other mutual funds which have similar investment objectives or programs. Also, a Fund may quote information from securities indices or financial and industry or general interest publications in its promotional materials. Additionally, a Fund's promotional materials may contain references to types and characteristics of certain securities; features of their respective portfolios; financial markets; or historical, current or prospective economic trends. Topics of general interest, such as personal financial planning, may also be discussed.

A Fund's returns and net asset value will fluctuate. Shares are redeemed in response to transfer instructions or surrender and withdrawal requests at the then current net asset value per share which may be more or less than original cost.

STATEMENT OF ADDITIONAL INFORMATION

As described above, the Funds' performance results may be disclosed in the form of "average annual total return" and "cumulative total return" figures.

The Funds use the following formula prescribed by the SEC to compute their average annual total returns.

             P (1+T)(n)    = ERV

Where:       P             = hypothetical initial payment of $1,000 from which no
                             salesload is deducted
             T             = average annual total return.
             n             = number of years.
             ERV           = ending redeemable value of the hypothetical $1,000 payment at the end of the period represented by "n."

The average annual total return and cumulative total return for a Fund for a specific period is calculated by first taking a hypothetical investment amount ($1,000 for the average annual total return calculation) ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The average annual total return is determined by dividing the redeemable value by the initial investment and this quotient is taken to the "nth" root ("n" representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Promotional materials relating to the Funds' performance will always at least provide average annual total returns for each of a short (one to four years), medium (five to nine years) and long (ten years or more) period of time. The cumulative total return percentage is determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. All average annual total return and cumulative total return calculations will indicate the length of and the last day of the period used in computing the return figures.

The tables below show each Fund's returns for the periods noted. These figures reflect the reinvestment of all capital gains distributions and income dividends paid by each Fund, and the deduction of all Fund expenses. The actual returns for owners of GIAC's variable contracts will be lower to reflect the effects of charges deducted under the terms of the specific contracts.


                                                                                                            Small Cap
                         Year Ended                           International Fund   Emerging Markets Fund    Stock Fund
                        December 31,                             Total Return          Total Return        Total Return
                        ------------                          ------------------   ---------------------   ------------
1991........................................................          8.56%*
1992........................................................        (8.90)%
1993........................................................         34.04%
1994........................................................          0.87%                (11.97)%**
1995........................................................         11.23%                 (0.60)%
1996........................................................         15.41%                  24.59%
1997........................................................         11.93%                   1.97%             14.69%***
1998........................................................         21.17%                (26.77)%            (5.75)%
1999........................................................         39.11%                  72.26%             35.04%
2000........................................................       (20.00)%                (27.81)%            (3.38)%


CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS


                                                              International      Emerging        Small Cap
               Period Ended December 31, 2000                     Fund*       Markets Fund**   Stock Fund***
               ------------------------------                 -------------   --------------   -------------
One-Year Total Return.......................................     (20.00)%        (27.81)%         (3.38)%
Five-Year Average Annual Total Return.......................       11.76%           2.98%            N/A
Five-Year Cumulative Total Return...........................       74.34%          15.83%            N/A
Lifetime Cumulative Total Return............................      199.89%           1.35%          41.14%
Average Annual Lifetime Total Return........................       11.74%           0.22%          10.47%


  * Beginning February 8, 1991 (commencement of International Fund's investment operations).
 ** Beginning October 17, 1994 (commencement of Emerging Markets Fund's investment operations).
*** Beginning July 16, 1997 (commencement of public offering).

The following example shows the average annual total return performance of each Fund for the periods indicated by showing the average annual percentage change for each period and the ending redeemable value of a $1,000 investment. The example takes into account all Fund expenses and assumes reinvestment of all capital gains distributions and income dividends, but does not take into account charges deducted under the terms of

                                      B-20
                                                       THE PARK AVENUE PORTFOLIO

GIAC's variable contracts or federal income taxes and tax penalties that may be incurred when distributions are made from such variable contracts.


                                                                               Emerging              Small Cap
                                                   International Fund        Markets Fund            Stock Fund
                                                  --------------------   --------------------   --------------------
                                                  % Change      ERV      % Change      ERV      % Change      ERV
                                                  --------      ---      --------      ---      --------      ---
For the year ended December 31, 2000............  (20.00)%   $  800.00   (27.81)%   $  721.90    (3.38)%   $  966.20
For the five years ended December 31, 2000......    11.76%   $1,743.54      2.98%   $1,158.15       N/A          N/A
For the life of the Fund through December 31,
  2000..........................................    11.74%   $3,000.00      0.22%   $1,013.73     10.47%   $1,411.32


All figures quoted take into account all nonrecurring charges incurred by the Funds and assume reinvestment of all capital gains distributions or dividends paid by the Funds, but do not take into account income taxes due on Fund distributions or dividends or the effect of any charges deducted from the variable contracts or at the separate account level. Including the effects of such charges would reduce the performance figures.

The Funds intend to use non-standardized cumulative total return figures and will indicate the length of and the last day of the period used in computing such figures as well as a description of the method by which such performance figures were calculated. However, non-standardized cumulative total return figures will be accompanied by the SEC mandated total return figures.

The Funds may also compare their performance to that of other mutual funds with similar investment objectives or programs and may quote information from financial and industry or general interest publications in its promotional materials. Additionally, the Funds' promotional materials may contain references to types and characteristics of certain securities; features of their portfolios; financial markets; or historical, current or prospective economic trends. Topics of general interest, such as personal financial planning, may also be discussed.

Performance calculations contained in reports by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, The WM Company, Variable Annuity & Research Data Service or industry or financial publications of general interest such as Business Week, Financial World, Forbes, Financial Times, The Wall Street Journal, The New York Times, Barron's and Money which may be quoted by the Funds are often based upon changes in net asset value with all dividends reinvested and may not reflect the imposition of charges deducted under the terms of GIAC's variable contracts.

The Funds' performance figures are based upon historical results and do not project future performance. Factors affecting the Funds' performance include general market conditions, rates of exchange, operating expenses, and investment management fees. Shares of the Funds are redeemable at net asset value which may be more or less than original cost.

FUND CAPITALIZATION AND EXPENSES
On January 22, 1991, GIAC purchased 10,000 shares of the International Fund at a price of $10.00 per share for a total investment of $100,000. Over the weeks following this initial investment, GIAC furnished an additional $9,900,000 in seed capital to the International Fund, purchasing 824,320 shares. On September 13, 1994 Guardian Life purchased 2,000,000 shares of the Emerging Markets Fund at a price of $10.00 per share for a total investment of $20,000,000. Each of these investments were made to enable the Funds to commence operations and to acquire a diversified portfolio of securities in accordance with their respective investment objective and policies. The shares acquired by GIAC and Guardian Life are being held for investment purposes and GIAC and Guardian Life have no present intention of redeeming or selling such shares.

On April 2, 1997, GIAC purchased 2,000,000 shares of the Small Cap Stock Fund at a price of $10.00 per share for a total investment of $20,000,000. This investment was made to enable the Small Cap Stock Fund to commence operations and to acquire a diversified portfolio of securities in accordance with its investment objective and policies. The shares acquired by GIAC are being held for investment purposes and GIAC has no present intention of redeeming or selling such shares.

The authorized stock of the Company consists of one billion (1,000,000,000) shares having a par value of $0.10 each. Two hundred million (200,000,000) of such shares have been designated as shares of the class which are attributable to each of the Funds. To date a total of 600,000,000 shares have been so designated. The Board may designate additional classes of Company shares, and increase or decrease the number of shares in a class, provided that the Board does not decrease the number of shares outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective class of stock and, upon liquidation or dissolution, in the net assets of such class remaining after satisfaction of outstanding liabilities.

STATEMENT OF ADDITIONAL INFORMATION

The Small Cap Stock Fund has incurred expenses in connection with its organization in the amount of $984 which were advanced by GISC. These organization expenses include, legal and auditing fees, registration fees and preparation and printing costs of the registration statement and other documents. These expenses are being amortized by the Small Cap Stock Fund on a straight-line basis over a five-year period which began in April 2, 1997.


Voting Rights. Through its separate accounts, GIAC is the sole shareholder of record of the Funds, so, under the 1940 Act, GIAC is deemed to be in control of the Funds. Nevertheless, when a Fund shareholders' meeting occurs, GIAC solicits and accepts voting instructions from its contractowners who have allocated or transferred monies for an investment in the Fund as of the record date for the meeting. GIAC then votes the Fund's shares that are attributable to its contractowners' interests in the Fund in accordance with their instructions. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it does receive instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.



Each share of the Company is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors. All classes of a Fund's shares are voted together as one class, unless a matter affects only the shareholders of a particular Fund or class. In those cases only the shareholders of the affected Fund or class will be eligible to vote on the matter.



The Company is not required to hold annual shareholder meetings, but special meetings may be called to elect or remove directors, change fundamental policies or approve an investment advisory agreement, among other things.



CALCULATION OF NET ASSET VALUE


The Funds' net asset value per share is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE on each day on which the NYSE is open for business. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.



The calculation of the Funds' net asset value may not occur contemporaneously with the determination of the value of any foreign securities included in such calculation because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business.



Securities Valuations. Securities which are listed or traded on any U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the exchange on which it is principally traded unless it was not traded on that exchange on the date in question. In such cases, the last sale price of the security on other exchanges shall be used. Securities traded both on an exchange and in the over-the-counter markets will be valued according to the broadest and most representative market. Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices for securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Certain debt securities, including securities for which market quotations are not readily available, such as illiquid securities, are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Repurchase agreements are carried at cost which approximates market value.



CUSTODIAN AND TRANSFER AGENT


The custodian for all securities and assets of the Company is State Street Bank and Trust Company ("State Street Bank"), 1776 Heritage Drive, North Quincy, Massachusetts 02171. Portfolio securities purchased for the Funds outside of the U.S. are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network and foreign depositories (foreign sub-custodians). State Street Bank is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.


                                      B-22
                                                       THE PARK AVENUE PORTFOLIO

GIAC serves as the Company's transfer and dividend paying agent. In its capacity as transfer agent and dividend paying agent, GIAC issues and redeems shares of the Funds and distributes dividends to the GIAC separate accounts which invest in the Funds' shares.

State Street Bank does not play a part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

LEGAL OPINION
The legality of the shares described in the Prospectus has been passed upon by Richard T. Potter, Jr., Vice President and Counsel of GIAC and Counsel to the Company.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

The independent auditors of the Company are Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019. Ernst & Young LLP audits and reports on the financial statements of the Company which appear in the Company's Annual Report to Shareholders for the year ended December 31, 2000. That Annual Report is incorporated by reference in this Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

                                GIAC FUNDS, INC.

                            PART C. OTHER INFORMATION

Item 23. Exhibits

            Number                   Description
            ------                   -----------

           (a)      -- Registrant's Articles of Incorporation as amended through
                       March 31, 1998(1)

           (b)      -- Registrant's By-Laws(2)

           (c)      -- Not Applicable

           (d)(i)   -- Form of Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Registrant for
                        Baillie Gifford International Fund(3)

           (d)(ii)  -- Form of Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Registrant for
                        Baillie Gifford Emerging Markets Fund(4)

           (d)(iii) -- Form of Sub-Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Baillie Gifford
                        International Fund(5)

           (d)(iv)  -- Form of Supplemental Sub-Investment Management
                        Agreement between Guardian Baillie Gifford Limited and
                        Baillie Gifford Overseas Limited for Baillie Gifford
                        International Fund(6)

           (d)(v)   -- Form of Sub-Investment Management Agreement between
                        Guardian Baillie Gifford Limited and Baillie Gifford
                        Overseas Limited for Baillie Gifford Emerging Markets
                        Fund(7)

           (d)(vi)  -- Form of Investment Management Agreement between
                        Guardian Investor Services Corporation and Registrant for Guardian Small-Cap Stock Fund(8)

           (e)      -- Not Applicable

           (f)      -- Not Applicable

           (g)(i)   -- Form of Custodian Agreement between State Street Bank
                        and Trust Company and Registrant(9)

            (g)(ii) -- Addendum to Custodian Agreement between State Street
                        Bank and Trust Company and Registrant(10)

            (h)     -- Form of Transfer Agency Agreement between State
                        Street Bank and Trust Company and Registrant(11)

            (i)(a)  -- Opinion and Consent of Counsel(12)


            (j)(i)  -- Consent of Counsel*



            (j)(ii) -- Consent of Ernst & Young LLP*


            (k)     -- Not Applicable

            (l)     -- Letter from The Guardian Insurance & Annuity Company,
                        Inc. with respect to providing the initial capital for the Registrant(13)

            (m)     -- Not Applicable


            (n)     -- Not Applicable

            (o)     -- Reserved


            (p)     -- Code of Ethics(15)


            (q)     -- Powers of Attorney executed by the Board of Directors and certain principal officers of the Registrant (14)


------------

1. Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

2. Incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

3. Incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

4. Incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

5. Incorporated by reference to Exhibit 5(c)(i) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

6. Incorporated by reference to Exhibit 5(c)(ii) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

7. Incorporated by reference to Exhibit 5(d) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 30, 1997.

8. Incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 30, 1997.

9. Incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

10. Incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

11. Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

12. Incorporated by reference to Exhibit 10(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.

13. Incorporated by reference to Exhibit 13(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (Reg. No. 33-37883) as filed on April 27, 1998.


14. Incorporated by reference to Exhibit (p)(i) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (Reg. No. 33-37833) as filed on April 30, 1999.


15. Incorporated by reference to Exhibit (p)(ii)(II) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A \ (Reg. No. 33-37883) as filed on April 26, 2000.


* Filed herewith





Item 24. Persons Controlled by or Under Common Control with Registrant



      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of December 31, 2000.



                                                                       Percentage of
                                   State of Incorporation            Voting Securities
   Name of Entity                     or Organization                      Owned
   --------------                  ----------------------            -----------------
The Guardian Insurance &                 Delaware                           100%
 Annuity Company, Inc.
Guardian Asset Management                Delaware                           100%
 Corporation
Guardian Trust Company,                  Federal
 FSB                                   Savings Bank                         100%
Managed Dental Care, Inc.               California                          100%
Park Avenue Life Insurance               Delaware                           100%
 Company
Managed Dental Guard of                  Missouri                           100%
 Missouri, Inc.
Managed Dental Guard of                    Texas                            100%
 Texas, Inc.
Innovative Underwriters Services        New Jersey                          100%
Dental Guard Preferred, Inc.            Washington                          100%
Managed Dental Guard, Inc.               Maryland                           100%
Corporate Financial Services, Inc.     Pennsylvania                         100%
Fiduciary Insurance Company              New York                           100%
 of America
First Commonwealth, Inc.                 Delaware                           100%
Guardian Hanover Corporation             New York                           100%
Private Healthcare Systems, Inc.         Delaware                            25% (Class A)
                                                                          14.75% (Class B)
The Guardian Investment                Massachusetts                         34%
 Quality Bond Fund
The Guardian Tax-Exempt Fund           Massachusetts                         93%
The Guardian Baillie Gifford           Massachusetts                         33%
 International Fund
The Guardian Asset Allocation          Massachusetts                         10%
 Fund
The Guardian Park Avenue Small
 Cap Fund                              Massachusetts                         23%
The Guardian Baillie Gifford
 Emerging Markets Fund                 Massachusetts                         57%
Baillie Gifford Emerging Markets Fund     Maryland                           34%
Baillie Gifford International Fund        Maryland                           40%
The Guardian High Yield Bond Fund      Massachusetts                         90%
The Guardian Small Cap Stock Fund         Maryland                           63%
The Guardian VC Asset
 Allocation Fund                          Maryland                           72%
The Guardian VC High Yield
 Bond Fund                                Maryland                           90%
The Guardian VC 500
 Index Fund                               Maryland                           97%



     The following list sets forth the persons directly controlled by affiliates of Guardian Life, and thereby indirectly controlled by Guardian Life, as of December 31, 2000:



                                                                 Approximate
                                                            Percentage of Voting
                                                              Securities Owned
                              Place of Incorporation          by Guardian Life
   Name of Entity                 or Organization                 Affiliates
   --------------             ----------------------        --------------------
Guardian Investor Services           New York                       100%
 Corporation
Guardian Baillie Gifford Limited     Scotland                        51%
The Guardian Cash Fund, Inc.         Maryland                       100%
The Guardian Bond Fund, Inc.         Maryland                       100%
The Guardian Variable
 Contract Funds, Inc.                Maryland                       100%
The Guardian Park Avenue Fund        Massachusetts                    3%
GIAC Funds, Inc.                     Maryland                       100%
Park Avenue Securities LLC           Delaware                       100%
PAS Insurance Agency of Alabama,
  Inc.                               Alabama                        100%
PAS Insurance Agency of
  Massachusetts, Inc.                Massachusetts                  100%
PAS Insurance Agency of Hawaii,
  Inc.                               Hawaii                         100%
Family Service Life Insurance Co.    Texas                          100%
Famlico, Inc.                        Texas                          100%
Guardian Reinsurance Services Corp.  Connecticut                    100%
Sentinel American Life
 Insurance Co.                       Texas                          100%
First Commonwealth Limited
  Health Services Corporation        Illinois                       100%
First Commonwealth Limited
  Health Services Corporation        Wisconsin                      100%
First Commonwealth of Illinois,
  Inc.                               Illinois                       100%
First Commonwealth Reinsurance
  Company                            Arizona                        100%
First Commonwealth of Missouri,
  Inc.                               Missouri                       100%
First Commonwealth Limited
  Health Service Corporation
  of Michigan                        Michigan                       100%
Smileage Dental Services, Inc.       Wisconsin                      100%
First Commonwealth Insurance
  Company                            Illinois                       100%
First Commonwealth Health
  Services Corporation               Illinois                       100%

Item 25. Indemnification

     Reference is made to Article EIGHTH, Section 2 of Registrant's By-Laws, filed as Exhibit 2 to the Registration Statement on Form N-1A on November 19, 1990 and incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Registrant's Investment Adviser and Sub-Investment Adviser


     At present, Guardian Baillie Gifford Limited ("GBG"), the investment manager for two series of GIAC Funds, Inc., is exclusively engaged in the business of acting as the investment manager to the Registrant and two other series fund of The Park Avenue Portfolio, a registered investment company underwritten and distributed by Guardian Investor Services Corporation. GBG's principal business address is 1 Rutland Court, Edinburgh EH3 8EY, Scotland. A list of GBG's executive officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant.

                                                  Other Substantial Business,
           Name         Position(s) with GBG  Profession, Vocation or Employment
           ----         --------------------  ----------------------------------


GAVIN JOHN NORMAN GEMMELL     Director        Senior Partner: Baillie Gifford &
                                              Co.** Director: Baillie Gifford
                                              Overseas Limited** Director: Toyo
                                              Trust Baillie Gifford**

EDWARD H. HOCKNELL            Director        Partner: Baillie Gifford & Co.**
                                              Director: Baillie Gifford Overseas
                                              Limited** Officer of: The Park
                                              Avenue Portfolio*

FRANK J. JONES                Director        Executive Vice President and Chief
                                              Investment Officer: The Guardian
                                              Life Insurance Company of America*

EDWARD KONRAD KANE            Director        Executive Vice President: The
                                              Guardian Life Insurance Company of
                                              America*

ROWAN ROBIN MENZIES           Director        Partner: Baillie Gifford & Co.**
                                              Director: Baillie Gifford
                                              Overseas Limited** Officer of:
                                              The Park Avenue Portfolio*

JOSEPH DUDLEY SARGENT         Director        President, Chief Executive
                                              Officer and Director: The Guardian
                                              Life Insurance Company of America.
                                              President and Director: The
                                              Guardian Insurance & Annuity
                                              Company, Inc.* Director (Trustee):
                                              Guardian Asset Management
                                              Corporation* Chairman of the Board
                                              of: various Guardian-sponsored
                                              mutual funds


------------
*    Principal business address is 7 Hanover Square, New York, New York 10004.
**   Principal business address is 1 Rutland Court, Edinburgh, EH3 8EY,
     Scotland.

     Baillie Gifford Overseas Limited ("BGO") acts as the sub-investment manager for the Registrant and one other Guardian-sponsored mutual fund and provides investment management services to institutional clients outside of the United Kingdom. BGO is wholly owned by Baillie Gifford & Co. which is an investment management firm providing independent investment management services to investment trusts, unit trusts, pension funds, charitable funds and other institutional clients primarily located in the United Kingdom.

     A list of BGO's directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BGO is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland.


                        Position    Other Substantial
      Name              with BGO    Business Affiliations*
      ----              --------    ----------------------

James K. Anderson       Director    Partner: Baillie Gifford & Co.
                                    Director: Baillie Gifford & Co. Limited


Gavin J. N. Gemmell**   Director    Senior Partner: Baillie Gifford & Co.


Edward H. Hocknell**    Director    Partner: Baillie Gifford & Co.


Gareth A. Howlett       Director    Director: Toyo Trust Baillie Gifford
                                    Limited


J. Ross Lidstone        Director    Partner: Baillie Gifford & Co.


Gill E. Meekison        Director    Director: Baillie Gifford Savings
                                    Management Limited


R. Robin Menzies**      Director    Partner: Baillie Gifford & Co.


Maxwell C. B. Ward**    None        Retired. Formerly Partner: Baillie Gifford
                                    & Co.


------------
* Principal business address of each entity is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland.
**   Director of GBG, the Registrant's investment manager.

Guardian Investor Services Corporation



      Guardian Investor Services Corporation ("GISC") acts as the sole investment adviser for The Guardian Small Cap Stock Fund. It also serves as adviser to the four Guardian Variable Contract Funds, Inc., namely, the Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund and the Guardian VC 500 Index Fund, The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and 8 of the 10 series funds which comprise The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Cash Management Fund, The Guardian Asset Allocation Fund, and the Guardian S&P 500 Index Fund, the Guardian High Yield Bond Fund, the Guardian Park Avenue Small Cap Fund. GISC is also the manager of The Gabelli Capital Asset Fund. GISC's principal business address is 7 Hanover Square, New York, New York 10004. In addition, GISC is the distributor of the Park Avenue Portfolio variable annuities and variable life insurance policies offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through its separate accounts. These separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M and The Guardian Separate Account N are all unit investment trusts registered under the Investment Company Act of 1940, as amended.



      A list of GISC's officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

                                                  Other Substantial Business,
           Name      Position(s) with GISC    Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------
Armand M. de Palo    Director                 Executive Vice President and Chief
                                              Actuary; The Guardian Life
                                              Insurance Company of America.
                                              Director: The Guardian Insurance &
                                              Annuity Company, Inc.

Peter L. Hutchings   Director                 Executive Vice President and Chief
                                              Financial Officer: The Guardian
                                              Life Insurance Company of America.
                                              Director: The Guardian Insurance &
                                              Annuity Company, Inc. Director:
                                              Guardian Asset Management
                                              Corporation. Manager: Park Avenue
                                              Securities LLC.

Frank J. Jones       Director                 Executive Vice President and Chief
                                              Investment Officer: The Guardian
                                              Life Insurance Company of America.
                                              Director, Executive Vice President
                                              and Chief Investment Officer: The
                                              Guardian Insurance & Annuity
                                              Company, Inc. Director: Guardian
                                              Asset Management Corporation and
                                              Guardian Baillie Gifford Limited.*
                                              Officer of various
                                              Guardian-sponsored mutual funds.

Bruce C. Long        President                Executive Vice President, Equity:
                                              The Guardian Life Insurance
                                              Company of America Since March
                                              2001; from September 1999 to
                                              February 2001, Senior Vice
                                              President, Equity. Prior thereto,
                                              Vice President, The New England
                                              Life Insurance Company.

Joseph D. Sargent    Director                 President, Chief Executive Officer
                                              and Director: The Guardian Life
                                              Insurance Company of America.
                                              President, Chief Executive Officer
                                              and Director: The Guardian
                                              Insurance & Annuity Company, Inc.
                                              and Park Avenue Life Insurance
                                              Company. Director: Guardian Asset
                                              Management Corporation. Director:
                                              Guardian Baillie Gifford
                                              Limited.* Manager: Park Avenue
                                              Securities LLC. Chairman and
                                              Director (Trustee) of various
                                              Guardian-sponsored mutual funds.

Frank L. Pepe        Vice President &         Vice President and Equity
                     Controller               Controller: The Guardian Life
                                              Insurance Company of America. Vice
                                              President and Controller: The
                                              Guardian Insurance & Annuity
                                              Company, Inc. Officer of various
                                              Guardian-sponsored mutual funds.

Richard T. Potter,   Vice President and       Vice President and Equity Counsel:
Jr.                  Counsel                  The Guardian Life Insurance
                                              Company of America. Vice President
                                              and Counsel: The Guardian
                                              Insurance & Annuity Company, Inc.,
                                              Guardian Asset Management
                                              Corporation and various
                                              Guardian-sponsored mutual funds.

Thomas G Sorell      Senior Managing          Senior Managing Director,
                     Director                 Investments, The Guardian Life
                                              Insurance Company of America,
                                              since March 2000; Vice President
                                              prior thereto. Senior Managing
                                              Director, The Guardian Insurance &
                                              Annuity Company, Inc.

Donald P. Sullivan, Jr.  Vice President       Vice President: The Guardian
                                              Life Insurance Company of America,
                                              since 3/99; Second Vice President
                                              prior thereto. Vice President: The
                                              Guardian Insurance & Annuity
                                              Company, Inc.

Ann T. Kearney       Second Vice              Second Vice President: Group
                     President                Pensions: The Guardian
                                              Life Insurance Company of America.
                                              Second Vice President: The
                                              Guardian Insurance & Annuity
                                              Company, Inc.

Peggy L. Coppola     Vice President           Second Vice President, Equity
                                              Sales: The Guardian Life Insurance
                                              Company of America, since
                                              September 1999; Assistant Vice
                                              President, Equity Sales, prior
                                              thereto. Second Vice President,
                                              The Guardian Insurance & Annuity
                                              Company, Inc.

Earl C. Harry        Treasurer                Treasurer: The Guardian Life
                                              Insurance Company of America
                                              11/96 - present.
                                              Treasurer: The Guardian Insurance
                                              & Annuity Company, Inc., and
                                              Guardian Asset Management
                                              Corporation. Treasurer: Park
                                              Avenue Securities LLC.

Joseph A. Caruso     Senior Vice President    Senior Vice President and Secretary,
                     and Secretary            The Guardian Life Insurance Company
                                              of America since 1/01; Vice President
                                              and Secretary prior thereto. Vice
                                              President and Secretary: The Guardian
                                              Insurance & Annuity Company, Inc.,
                                              Guardian Asset Management Corporation,
                                              Park Avenue Securities LLC, and
                                              various Guardian-sponsored mutual
                                              funds.


----------


* Principal business address: 1 Rutland Court, Edinburgh EH3 8EY, Scotland.

Item 27. Principal Underwriters



(a) Guardian Investor Services Corporation ("GISC") is the principal underwriter and distributor of the Registrant's shares and is also the principal underwriter and distributor of The Guardian Variable Contract Funds, Inc., a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC 500 Index Fund and The Guardian VC High Yield Bond Fund, The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., and The Park Avenue Portfolio, a series fund consisting of the following portfolios: The Guardian Park Avenue Fund, The Guardian Cash Management Fund, The Guardian Baillie Gifford International Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Park Avenue Small Cap Fund, The Guardian High Yield Bond Fund and The Guardian S&P 500 Index Fund. In addition, GISC is the distributor of variable contracts offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through GIAC's separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account K, The Guardian Separate Account M and the Guardian Separate Account N which are all registered as unit investment trusts under the Investment Company Act of 1940, as amended. These latter separate accounts buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.



(b) The following is a list of the directors and officers of GISC and their respective positions with the Registrant, if any. The principal business address of each individual listed below is 7 Hanover Square, New York, New York 10004.

                                 Position(s)                     Position(s)
       Name                   with Underwriter                 with Registrant
       -----                   ---------------                  -------------

Bruce C. Long               President & Director                  None
Armand M. de Palo           Director                              None
Peter L. Hutchings          Director                              None
Joseph D. Sargent           Director                              Director
Frank J. Jones              Director                              President
Frank L. Pepe               Senior Vice President & Controller    Vice President
Richard T. Potter, Jr.      Vice President and Counsel            Vice President and Counsel
Donald P. Sullivan, Jr.     Vice President                        Vice President
Ann T. Kearney              Second Vice President                 Controller
Peggy L. Coppola            Vice President                        None
Earl Harry                  Treasurer                             None
Joseph A. Caruso            Senior Vice President and Secretary   Senior Vice President and Secretary



(c) Not Applicable.

Item 28. Location of Accounts and Records

     Most of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained on behalf of the Registrant by the custodian and transfer agent, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. Documents constituting the Registrant's corporate records are maintained on behalf of the Registrant by The Guardian Insurance & Annuity Company, Inc. at 7 Hanover Square, New York, New York 10004.

Item 29. Management Services

     Pursuant to an administrative and secretarial agreement between GBG and Baillie Gifford & Co., the latter will furnish office space, clerical staff, services and facilities required by GBG in connection with its obligations under the Investment Management Agreement between GBG and the Registrant for an annual fee of 10,000 (British Pounds) (approximately $20,000).

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, GIAC Funds, Inc. (formerly GBG Funds, Inc. and formerly Baillie Gifford International Fund, Inc.) certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of April, 2001.


                                   GIAC FUNDS, INC.

                                   By      /s/ FRANK J. JONES
                                      --------------------------------
                                               Frank J. Jones
                                                 President






     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates reflected below.




s/FRANK J. JONES                  President                       April 26, 2001
---------------------------       (Principal Executive
  Frank J. Jones                  Officer)




s/FRANK L. PEPE*                  Treasurer
---------------------------       (Principal Financial
  Frank L. Pepe                   and Accounting Officer)



s/ JOSEPH D. SARGENT
---------------------------       Chairman of the Board of
  Joseph D. Sargent               Directors




s/FRANK J. FABOZZI*               Director
---------------------------
  Frank J. Fabozzi


s/ARTHUR V. FERRARA*              Director
---------------------------
  Arthur V. Ferrara


s/LEO R. FUTIA*                   Director
---------------------------
  Leo R. Futia


s/WILLIAM W. HEWITT, JR.*         Director
---------------------------
  William W. Hewitt, Jr.


s/SIDNEY I. LIRTZMAN*             Director
---------------------------
  Sidney I. Lirtzman



s/CARL W. SCHAFER
---------------------------       Director
  Carl W. Schafer



s/ROBERT G. SMITH*                Director
---------------------------
  Robert G. Smith




*By /s/FRANK J. JONES             President                       April 26, 2001
   -------------------------
      Frank J. Jones
 Pursuant to a Power of Attorney

                                GIAC FUNDS, INC.
                                 Exhibit Index

Exhibit Number           Description
----------------         -----------

(j)(i)                   Consent of Counsel

(j)(ii)                  Consent of Ernst & Young LLP

